As filed with the U.S. Securities and Exchange Commission on May 31, 2024

File No.  333-191495

File No.  811-22895

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 158

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 159

Capitol Series Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Address of Principal Executive Offices, Zip Code)

513-587-3400

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Name and Address of Agent for Service)

Copy to:

Thomas G. Sheehan

Practus LLP

11300 Tomahawk Creek Pkwy

Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)

on [] pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on pursuant to paragraph (a)(i)

X	75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Nightview Capital, LLC

The Nightview Fund

TICKER: [NITE]

Prospectus

June [10], 2024

LISTED ON THE NYSE ARCA (THE “EXCHANGE”)

NIGHTVIEW CAPITAL, LLC
809 S. Lamar Blvd. #326
Austin, TX 78704

Telephone: (866) 666-7156

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

Table of Contents

PAGE	SECTION
1	SUMMARY INFORMATION
1	Investment Objective
1	Fees and Expenses
1	Portfolio Turnover
2	Principal Investment Strategies
4	Principal Investment Risks
7	Performance Information
8	Investment Adviser
8	Portfolio Manager
8	Trading Subadviser
9	Purchase and Sale of Shares
9	Tax Information
9	Payments to Brokers-Dealers and Other Financial Intermediaries
10	ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES And the Adviser’s Research Process

11	ADDITIONAL PRINCIPAL RISK INFORMATION
14	ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

14	Investment Adviser
15	Trading Subadviser
15	Portfolio Manager
16	BUYING AND SELLING FUND SHARES
17	DISTRIBUTION AND SERVICE PLAN
17	DIVIDENDS, DISTRIBUTIONS AND TAXES
20	ADDITIONAL INFORMATION
21	PAST PERFORMANCE OF THE ADVISER
23	FINANCIAL HIGHLIGHTS
23	SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE PREDECESSOR FUND
24	DISCLAIMERS
Back Cover	FOR MORE INFORMATION

SUMMARY INFORMATION

The Nightview Fund

Investment Objective

The Nightview Fund (the “Fund”) seeks long-term capital appreciation, with a goal of outperforming the S&P 500 Total Return Index over a rolling five-year period.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees on your purchases and sales of Shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.25%
Distribution and/or Service (12b-1) Fee	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.00%
Total Annual Fund Operating Expenses(3)	1.25%

(1)	Pursuant to its Advisory Agreement, Nightview Capital, LLC, the Fund’s adviser (the “Adviser”), pays all other expenses of the Fund, except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Excluded Expenses”).

(2)	Expenses reflect estimated other expenses of the Fund for its first fiscal year.

(3)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate is normally expected to be under 35%. Since the Fund has yet to commence operations, no portfolio turnover information is available for its most recently completed fiscal year.

Principal Investment Strategies

The Fund is actively managed and under normal circumstances invests at least 80% of its net assets in securities and instruments issued by or economically tied to U.S. issuers. In addition, the Fund may invest up to 20% of its net assets in securities and instruments that trade in U.S. dollars on U.S. exchanges but are economically tied to foreign developed markets, including American Depositary Receipts (ADRs). ADRs are issued by U.S. banks (depositories) and represent ownership interests in securities of foreign companies that are deposited with those banks. The Fund may invest in sponsored ADR arrangements wherein the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees or unsponsored ADR arrangements wherein the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holder.

In seeking to achieve its investment objective of long-term capital appreciation, with a goal of outperforming the S&P 500 Total Return Index over a rolling five-year period, the Adviser adheres to its long-held belief in long-term, fundamental value investing, and seeks to invest in companies that it believes are trading at a material discount to the Adviser’s estimate of fair value, with clear catalysts for a narrowing of that discount over the course of several years. The Adviser’s primary focus in attempting to achieve its investment objective is on identifying innovative, forward-looking businesses that can generate growth for the foreseeable future, continually reinvest in the business, and has a focus on providing a superior value proposition to their consumers.

The Adviser’s investment approach is focused on forward-looking valuation and analysis and does not practice or incorporate technical analysis in a meaningful way. This investment approach does not rely on or emphasize macro-economic forecasting, such as movements in interest rates or predictions for overall economic growth. The Adviser’s investment decisions for the Fund are based upon their analysis of individual securities and where they believe the market prices of such securities will be when looking several years out.

While the Adviser may use stock screeners as ancillary tools, their research process is driven mainly by broad and continuous learning. The Adviser is constantly seeking to learn about new technologies, business models, and innovations of any kind. From there, they seek to identify potentially attractive opportunities utilizing both a top-down and bottom-up approach.

All potential investments for the Fund are viewed in the context of a minimum 3-year investment timeframe. Given the dynamic nature of business and technology, obsolescence risk is a major component of the Adviser’s research and analysis, and a position will only be initiated or held if the Adviser believes it would be comfortable holding the position for several years. In the Adviser’s view, an ideal investment for the Fund is one that can be held for 10+ years. Consequently, for many positions the Adviser has valuation targets extending out 10+ years, as well as interim targets. These targets are reviewed at least quarterly and updated as necessary to incorporate new information. If a position reaches an interim price target, it may or may not be trimmed depending on its price target several years out and what other opportunities exist at a given time.

Initially, a top-down view of the economy as a whole is undertaken where the Adviser will look to identify sectors of the market it believes may have the highest probability of containing asset mispricing. As a matter of process, the Adviser will generally focus initial research efforts on specific industries or industry sectors which are undergoing a degree of change in business dynamics, technological dynamics, or those that may have fallen out of favor by the current market or business cycle. This forms the initial framework of the Adviser’s “top down” approach to security selection.

Once the Adviser has identified a specific industry or industry sector that it believes may fit the above criteria, they apply a rigorous and deliberate research process which may take months or up to several years to complete. The Adviser’s research process attempts to understand all the various players within a given industry with the goal of identifying which businesses are most likely to outperform. This research involves a thorough review of company financials, news articles, industry research reports, quarterly earnings calls, and any publicly available industry event transcripts among other information the Adviser believes may be pertinent, such as specific product or service testing.

In aggregate, much of the Adviser’s research centers on finding opportunities where company revenue and/or earnings growth has the potential to inflect upwards or sustain long-term growth beyond current market consensus expectations. The Adviser believes these opportunities are generally rare, and to find them requires a nuanced understanding of industry and economic dynamics. When the Adviser believes they have found an opportunity where their expectations for growth are greater than market expectations, they will continue the research and valuation process.

2

After accumulating knowledge of the various players and prospects within a targeted industry or industry sector, the Adviser will then engage in the bottom-up approach of its investment process. Generally speaking, many traditional valuation processes work reasonably well in a stable business environment (e.g., P/E, DCF with an attached growth rate, etc.). However, when business dynamics are undergoing rapid change, the Adviser believes the valuation process becomes significantly more complicated, and requires a more forward-looking, customized, and nuanced approach. The Adviser will look to create a custom valuation framework that will best reflect the future business prospects of a given company it is researching. An example might be some combination of a relative multiple for a set amount of years, dependent on industry characteristics, followed by a discounted cash flow “DCF” model once the period of rapid change has become more settled, or vice versa depending upon the specific opportunity.

For out-of-favor companies operating in more mature and/or stable industries that are trading at relatively depressed valuations, the Adviser process may contain more traditional valuation techniques. These valuations are anchored in the Adviser’s understanding of business dynamics and the aforementioned extensive top-down and bottom-up research process conducted as a matter of initial course.

In general, there are several business traits the Adviser is commonly attracted to, however, there are always tradeoffs and targeted companies may not have all these characteristics and each company is evaluated as a whole:

●	Superior Value Proposition: One of the first traits the Adviser seeks to identify is a customer-centric business that is relentlessly focused on improving their core customer value proposition.

●	Landgrab Mentality: The Adviser seeks to own businesses that can be geographically diverse and accessible internationally.

●	Optimized For Scale: The Adviser believes scale is imperative to many companies in the Internet era. Industry sectors are trending towards “winner take all” or “winner take most” dynamics in many instances.

●	Platform Models: The Adviser is attracted to platform models, or companies that can act as a bridge or conduit between a mass of people and products and/or services.

●	Effective Capital Allocators: The Adviser seeks out management that can generate cash flow and invest it effectively and efficiently back into the business through R&D and new product development. The goal of this cycle is to continually improve the value proposition to customers, thereby widening a company’s moat, keeping out competition, and developing new areas of potential revenue growth.

In searching for potential investments for the Fund, the Adviser considers the entire publicly traded US equity universe, focusing primarily, but not exclusively, on growth sectors. The Adviser does not target any specific issuer size or characteristics, but simply goes where its research and analysis leads. Specifically, the Adviser segments the market into different “industries” or “industry sectors” and looks to identify areas where the Adviser believes its long-time horizon and deep research/analysis process can provide a competitive advantage over the market at large. The terms “industry” and “industry sector” may describe a group of companies that focus on a shared niche or specialized market spanning multiple industries. For example, Amazon may be listed under the internet industry and consumer cyclical sector, but when looking at Amazon as an investment opportunity, the Adviser views it as multiple distinct businesses. The Adviser looks at and values Amazon Web Services (AWS) separately from the e-commerce side, and therefore the company gets segmented into two distinct “industries” or “industry sectors” – cloud computing and e-commerce. Industries and industry sectors can encompass industries with new or emergent technologies and/or business models that the Adviser believes are under researched and/or misunderstood. The Adviser also considers investment issuers in industries that are out of favor for understandable reasons but have no or limited obsolescence risk and can provide attractive opportunities simply by having a longer time horizon.

The characteristics and criteria that the Adviser looks for in selecting portfolio securities for the Fund can vary depending on the issuer’s type of business and where it is in its growth cycle. Because all stocks have unique characteristics and tradeoffs, the Adviser seeks to be flexible when looking for attractive opportunities. For example, the Adviser does not screen based on market cap size or profitability/growth metrics and is open to investing in a small-cap or mega cap stock, or one with a low P/E and another that is not currently profitable. The Adviser does not have a target market cap for the Fund’s portfolio investments, but generally invests in issuers in the mid-cap to mega cap range. The Adviser’s approach is simply to go where its research leads, and all investment decisions are based upon forward-looking analysis for each company.

3

While not all attractive investment opportunities fit into a standard bucket, the Adviser believes that an ideal target investment for the Fund generally would have the following characteristics:

●	Can be potentially held for 10+ years, but the Adviser will not enter a position if it does not believe it can be held comfortably for at least 3 years

●	An attractive risk/reward profile based on the conviction the Adviser has in its fair value estimates and the upside potential when compared to current market prices

●	An ability to grow revenue, cash flow, and profits comfortably for years to come

●	Low risk of obsolescence

●	Forward looking, often founder-led management teams with significant “skin in the game”

●	A commitment to innovation, improvement, and providing the best value proposition to customers

●	A long, clear growth runway with optionality to expand into new or ancillary business lines

The Fund’s portfolio will typically include 15 – 25 securities, and the Fund is characterized as non-diversified for purposes of the Investment Company Act of 1940. Under normal circumstances, the Fund will be fully invested and hold no more than 5% of its assets in cash or cash equivalents.

Sector and industry allocations are determined internally by the Adviser, which also utilizes the aforementioned “industry” or “industry sector” classification that may not match typical industry and sector classifications. The overall portfolio allocation to a given industry or sector will vary dependent upon the valuation and/or opportunity that the Adviser believes to exist at any given time.

The Adviser believes that the Fund has unique advantages and differentiators from many other ETFs and mutual funds. It is a “best ideas” portfolio that is characterized as non-diversified for purposes of the Investment Company Act of 1940 and typically will be less diversified than many ETFs or mutual funds. Many ETFs are niche, specialty or sector focused, whereas the Fund can go wherever the Adviser sees the best opportunities, and is not constrained to a certain market cap, style, or sector. The Adviser believes that the Fund can be a core holding for investors with long time horizons seeking capital appreciation. However, the Fund’s performance will most likely be more volatile than the S&P 500 Total Return Index given the level of its diversification relative to the Index.

Principal Investment Risks

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Fund will achieve its investment objective.

Please see “Additional Principal Risk Information” in this Prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. The first five risks are presented in an order that reflects the Adviser’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The remaining risks are presented in alphabetical order to facilitate your ability to find particular risks and compare them with the risk of other funds. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Equity Securities Risk. The prices of equity securities held by the Fund may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk. Investment in the securities of a limited number of issuers or sectors exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities and sectors.

Issuer-Specific Risk. Changes in the financial condition or market perception of an issuer may have a negative impact on the value of the Fund, and this risk may be exacerbated but by the relatively small number of positions that the Fund holds.

4

Secondary Market Liquidity Risk. Shares of the Fund may trade at prices other than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it difficult for investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, more and more market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

Cash Transactions Risk. Although the Fund effects its creations and redemptions primarily in-kind, unlike other ETFs, the Fund may effect certain creations and redemptions for cash rather than in-kind securities. In effecting such cash transactions, the Fund will incur brokerage costs that might not have been incurred if the purchase or redemption of creation units were effected in kind, and these costs could be imposed on the Fund, and thus decrease the Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant. When the Fund effect its creations and redemptions for cash, it also may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Foreign Security Risk. Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Depending on the specifics of the investment, the Fund’s foreign investments may also be subject to the following specific risks:

●	ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issues (see, “Foreign Security Risk” above). These risks may adversely affect the value of the Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Large or Mega-Cap Company Risk. The Fund will invest a relatively large percentage of its assets in the securities of large-capitalization and/or mega-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large capitalization companies and/or mega-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

5

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, the Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Mid-Cap Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. The Fund may be liquidated by the Board of Trustees (the “Board”) without a shareholder vote. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors. Because the Fund is also non-diversified and has a relatively small number of issuers, poor performance by such concentrated sectors, or even by individual issuers within such sectors, may adversely affect the Fund’s performance, including its performance relative to the Fund’s benchmark, which is more diversified and less sector concentrated than the Fund.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

Smaller Fund Risk. A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Trading Risk. Shares of the Fund may trade on the NYSE Arca (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such circumstances, the Fund’s shares could trade at a premium or discount to their NAV.

6

Value Investing Risk. The determination that a security is undervalued is subjective. Investments in “value” securities may never reach what the Adviser believes are their full fair market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors, decrease in value, and underperform growth stocks during given periods.

Performance Information

Fund’s Past Performance

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Nightview Capital Fund, LP – Series B (formerly known as The Worm Capital Fund, LP – Series B), a privately offered fund which employed the same investment strategy as the Fund and was managed by the Fund’s portfolio managers (the “Predecessor Fund), was reorganized into the Fund and the Fund commenced operations on June [21], 2024, subsequent to the transfer of assets by the Predecessor Fund. The Predecessor Fund, which commenced operations on March 1, 2018, had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for periods prior to the commencement of operations on [June [21], 2024] is that of the Predecessor Fund (Predecessor Fund performance shown is net of a 1.25% annual management fee in addition to expenses such as audit, tax, and administration fees passed through to investors). The performance of the Predecessor Fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to shares of the Fund. However, if the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the shares of the Fund, the performance would have been slightly higher than the performance shown in the bar chart and Average Annual Total Returns table below because of the passthrough of related fund expenses to investors of Predecessor Fund. The Fund will have a 1.25% management fee, but will not pass through other fund expenses, which will be borne by the Adviser. For periods following the Fund’s commencement of operations on June [21], 2024, the performance will be the performance of the Fund’s shares and may differ as a result of the different levels of fees and expenses applicable the Fund’s shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s performance results can be obtained by visiting www.nightviewfund.com or by calling toll-free at (866) 666-7156.

Calendar Year Total Returns(1)

(1)

The reported Total Return figures for the Predecesor Fund for each of calendar years referenced in the bar chart above may be slightly lower than those reflected in the Predecessor Fund’s audited financial statements (which are included in the Statement of Additional Information) because the performance figures in the audited financial statements reflect the fact that the Predecessor Fund’s management fee was either not charged or was charged at a lower rate to certain investors of the Predecessor Fund, including investors who were employees or otherwise affiliated with the Predecessor Fund’s General Partner/Investment Adviser, while the performance results in the bar chart assumes that a 1.25% management fee was paid by all investors.

7

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 54.72% (quarter ending 03/31/2023) and the Fund’s lowest return for a calendar quarter was (45.51)% (quarter ending 12/31/2022). The Fund’s year-to-date return as of April 30, 2024 is (3.16)%

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2023

	1 Year	5 Years	Since Inception (03/01/2018)
Fund Return Before Taxes[1]	79.07%	26.73%	21.62%
Return After Taxes on Distribution[1,2]	N/A	N/A	N/A
Return After Taxes on Distribution and Sale of Fund Shares[2]	N/A	N/A	N/A
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)[3]	26.27%	15.69%	12.09%

[1]	The Fund is the accounting successor to The Nightview Capital Fund, LP - Series B (formerly known as The Worm Capital Fund, LP – Series B), a privately offered fund which employed the same investment strategy as the Fund and was managed by the Fund’s portfolio managers (the “Predecessor Fund), and for which the Adviser served as the sole adviser (the “Predecessor Fund”). In a transaction that was consummated on June [21], 2024 the Fund acquired the assets and liabilities of the Predecessor Fund. Accordingly, the performance results shown above in the bar chart and the average annual total returns table for periods prior to June [21], 2024 represent the performance of the Predecessor Fund. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

[2]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

[3]	The S&P 500® Total Return Index is market-cap weighted index of 500 leading US companies covering approximately 80% of available market capitalization and is widely regarded as the best single gauge of large-cap U.S. equities. Total return indices compute the index value based on capital gains plus cash payments such as dividends and interest.

Investment Adviser

Nightview Capital, LLC serves as the investment adviser to the Fund. Nightview Capital is a Delaware limited liability company and is registered as an investment adviser with the U.S. Securities and Exchange Commission.

Trading Subadviser

Trading Subadviser - Exchange Traded Concepts, LLC (the “Trading Sub-Adviser” or ETC) serves as the trading sub-adviser for the Fund. ETC is an Oklahoma limited liability company and is registered as an investment adviser with the U.S. Securities and Exchange Commission.

Portfolio Manager

Arne Alsin has served as portfolio manager of the Fund since its inception on March 1, 2018 and is primarily responsible for the day-to-day management of the Fund.

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Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit sales and redemptions for the Fund generally are conducted as in-kind transactions. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on a market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at http://www.nightviewfund.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about Principal Investment Strategies
And the Adviser’s Research Process

The Fund seeks long-term capital appreciation, with a goal of outperforming the S&P 500 Total Return Index over a rolling five-year period. The Fund may change its investment objective with Board approval and by providing 60 days’ notice to shareholders without shareholder approval.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, the Fund uses an active investment strategy in seeking to meet its investment objective. The Adviser, subject to the oversight of the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers. For purposes of this policy, the Fund considers a security or instrument to be economically tied to a U.S. issuer if the issuer (a) has been organized under the laws of, or has a principal place of business in, the United States, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or (c) has the principal trading market for its securities in the United States. In addition, the Fund may invest up to 20% of its net assets in securities and instruments issued by or economically tied to foreign developed markets issuers, including American Depositary Receipts (ADRs). ADRs are issued by U.S. banks (depositories) and represent ownership interests in securities of foreign companies that are deposited with those banks. The Fund may invest in sponsored ADR arrangements wherein the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees or unsponsored ADR arrangements wherein the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holder. These investment policies may be changed without shareholder approval upon 60 days’ notice to shareholders.

The Adviser does not believe in or practice macro forecasting such as the direction of interest rates, currencies, or the overall of the economy. It does, however, seek to identify particular themes or secular trends within the broader economy that it believes can provide large opportunities for years to come. Examples of themes that the Adviser has identified over the years that that it has managed the Fund’s investment strategy are the shift from on-premises to cloud computing, the shift from cable to streaming video, the shift from combustion engine vehicles to EVs, and the shift from fossil fuels to clean energy. The Adviser seeks to identify these themes as early on as possible and then gain conviction that they are ultimately sustainable and that they provide a better solution than those currently being employed.

Once the Adviser has conviction in a particular theme or secular trend, it moves to a bottom-up process and seeks to identify and analyze all players across the entire value chain, with the ultimate goal of investing in those issuers whom the Adviser believes will be the ultimate winners over the long-term. These can be producers of end products or services, or intermediary companies in the value chain.

INFORMATION ABOUT THE FUND’S NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Position: During periods when the Fund’s assets (or portion thereof) are not fully invested in accordance with the above, all or a portion of the Fund may be invested in cash instruments, which for this purpose include U.S. Treasury obligations; cash and cash equivalents including commercial paper, certificates of deposit and bankers’ acceptances; repurchase agreements; shares of money market mutual funds; and high-quality, short-term debt instruments including, in addition to U.S. Treasury obligations, other U.S. government securities (collectively, “Cash Instruments”). Additionally, to respond to certain adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in cash instruments. The Fund may be invested in this manner for extended periods, depending on the Adviser’s assessment of market conditions. During this time, the Fund may not be able to meet its investment objective. To the extent that the Fund invests in ETFs or money market mutual funds, the Fund would bear its pro rata portion of each such ETF or money market fund’s advisory fees and operational expenses.

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Additional Principal Risk Information

The following section provides additional information regarding certain of the principal risks identified under “Principal Investment Risks” in the Fund’s Summary, as well as additional risk information. The Fund’s Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities Risk. The prices of equity securities in which the Fund invests may rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report better than expected results or be positively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise over short or extended periods of time.

Market Risk. An investment in the Fund involves risks similar to those of investing in any fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities.

The values of the securities in which the Fund invests could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The prior wars in Iraq, Afghanistan and Syria have had a substantial effect on the economies and securities markets of the U.S. and other countries. Russia’s recent and current military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section. Most recently, Hamas militants launched a brutal terror attack against southern Israel on October 7, 2023, and, in response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

Non-Diversification Risk. Investment in the securities of a limited number of issuers or sectors exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities and sectors.

Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition or market perception of an issuer, changes in specific economic or political conditions that affect a particular type of security, and changes in general economic or political conditions, may have a negative impact on the value of the Fund, and this risk may be exacerbated but by the relatively small number of positions that the Fund holds.

Secondary Market Liquidity Risk. Shares of the Fund may trade at prices other than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. When an ETF is first launched, it is unlikely to have immediate secondary market liquidity. There is likely to be a lead market maker making markets of significant size, but it is unlikely there will be many market participants on day one of trading. This lack of secondary market liquidity may make it difficult for investors to transact in Fund shares in the market, and the market price consequently may deviate from the Fund’s NAV. As the Fund begins to trade and as client interest increases, more and more market participants buy or sell shares of the Fund and secondary market liquidity will grow. While all ETFs can be held for prolonged periods or intraday, some ETFs experience more secondary market trading than others.

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Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the issuers’ growth potentials may be wrong, or the securities purchased may not perform as expected. Because of their perceived growth potential, growth stocks typically trade at higher price to earnings multiples. Generally, the value of growth stocks changes in response to the markets’ perceptions of the issuers’ growth potentials and of the broader economic picture.

Large or Mega Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization or Mega-Capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large/mega-capitalization companies underperform (or in the case of short positions, outperform) securities of smaller-capitalization companies or the market as a whole. The securities of large/mega-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Particularly in times of market stress, Authorized Participants, market makers, or liquidity providers may exit the business, reduce their business activities, or otherwise become unable to process creation and/or redemption orders, and there is a possibility that no other entities will step forward to perform these services. This may result in a significantly diminished trading market for the Fund’s shares, differences between the market price of the Fund’s shares and the underlying value of those shares, and delisting of the shares.

Management Risk. The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. The models used by the Adviser may not perform as expected, particularly in volatile markets. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Mid-cap companies may have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. Mid-cap companies may be unable to generate funds necessary for growth or potential development or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. The equity securities of mid-cap companies are generally less liquid than the equity securities of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Operational Risk. Your ability to transact in shares of the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third

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party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Small-Cap Company Risk. Investments in securities of small-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. Small-cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold.

Smaller Fund Risk. A smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in smaller funds. Smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. Smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a smaller fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted. Further, when a fund’s size is small, the fund may experience low trading volumes and wide bid/ask spreads. In addition, a fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If a fund were to be required to delist from the listing exchange, the value of a fund may rapidly decline, and performance may be negatively impacted. There can be no assurance that the Fund will achieve an economically viable size. Any of the foregoing may result in the Fund being liquidated. The Fund may be liquidated by the Board without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Trading Risk. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund’s shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares of the Fund can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist

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for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.

As with all ETFs, the Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares of the Fund (the “bid” price) and the price at which an investor is willing to sell shares of the Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of the Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Value Investing Risk. The determination that a security is undervalued is subjective. The market may not agree with the Adviser’s determination and the security’s price may not rise to what the Adviser believes is its full fair value.

ADDITIONAL InFormAtion About Management of the Fund

Adviser

Nightview Capital, LLC, located at 809 S. Lamar Blvd. #326, Austin, TX, serves as the Fund’s investment adviser (“Nightview Capital” or “Adviser”). The Adviser has assets under management of $72 million as of April 30, 2024.

Nightview Capital, and Alsin Capital Management, Inc. (“Alsin Capital” or “Predecessor Adviser”) have, since July 1, 2012, provided investment management services to separate accounts and private funds utilizing the same investment strategy that will be employed for the Fund. Mr. Arne Alsin, the Fund’s portfolio manager, serves as the Managing Member and Chief Investment Officer of Nightview Capital and served in similar roles for Alsin Capital. Mr. Alsin is the sole owner of Nightview Capital and was the sole owner of Alsin Capital. Mr. Alsin served as the portfolio manager to the Predecessor Fund and all the separate accounts managed by the Adviser since the inception of the strategy on July 1, 2012. The Fund is the first registered investment company managed by the Adviser, the Predecessor Adviser, or Mr. Alsin.

Pursuant to its advisory contract with the Fund (“Advisory Agreement”), the Adviser assumes all investment duties and has full discretionary power and authority with respect to the investment of the assets of Fund. In that capacity, the Adviser is responsible for making day-to-day investment decisions for the Fund and trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions. Under the Advisory Agreement, the Adviser has also agreed to pay all expenses incurred by the Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Uncovered Expenses”). For the services it provides to the Fund, the Fund pays the Adviser a fee, calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser will be available in the Fund’s semi-annual shareholder report for the period ending July 31, 2024.

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Trading Subadviser

Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as the Funds’ trading subadviser. Under the supervision of the Adviser, the Trading Subadviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund. In addition, the Trading Subadviser is responsible for maintaining certain transaction and compliance related records of the Funds.

Pursuant to an agreement between the Adviser and Trading Subadviser (the “Trading Subadvisory Agreement”), as compensation for the subadvisory services it provides to the Fund, the Adviser will pay the Trading Subadviser a fee, computed daily, at an annual rate based on the greater of (1) the Minimum Sub-Advisory Fees or (2) the average daily net assets of the Fund in accordance with the following fee schedule (the “Asset-Based Sub-Advisory Fees”), if the aggregate Asset-Based Sub-Advisory Fees exceed the aggregate Minimum Sub-Advisory Fees:

	Minimum Subadvisory Fee	Asset-Based Advisory Fee
Nightview Fund	$15,000	0.04% (4 basis points) on the Fund’s first $1 billion in net assets, and 0.03% (3 basis points) on net assets above $1 billion

Portfolio Manager

Arne Alsin serves as the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Alsin is the founder, Managing Member and Chief Investment Officer of Nightview Capital, LLC and has led the firm since its inception in 2016. In addition to his individual security analysis, valuation, and portfolio management duties at the firm, Arne drives much of the firm’s high-level research. He has managed money for investors since 1993. Prior to founding Nightview Capital in 2016, he held similar roles at his predecessor firm, Alsin Capital Management, Inc., a California corporation which he founded in 1993. Before managing money, he worked as a forensic accountant for KPMG Peat Marwick. He received his Doctor of Jurisprudence degree from the University of Oregon School of Law in 1984. He obtained his CPA certificate in 1985.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Other Service Providers

ADMINISTRATOR AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is administrator and fund accountant for the Fund pursuant to a Master Services Agreement.

COMPLIANCE CONSULTING

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays NLCS a base annual fee, plus an asset-based fee computed at an annual rate. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the Fund’s principal underwriter and distributor of the Fund’s Shares (the “Distributor”). The Distributor only distributes Fund Shares in Creation Units and does not maintain a secondary market in the Fund’s Shares. The Distributor is a broker -dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.

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The Distributor is not an affiliate of the Adviser. Pursuant to the Distribution Agreement, the Distributor also agrees to (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Fund in order that such Financial Intermediaries may sell shares of the Fund; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Fund’s Rule 12b-1 Distribution Plan (if applicable) as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans (if applicable) and pursuant to sales loads (if applicable) to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor an annual fee, payable in monthly installments. In addition, the Adviser reimburses the Distributor for certain out-of-pocket expenses incurred on the Fund’s behalf.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH” or “Custodian”), located at 50 Post Office Square, Boston, MA 02110, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. As the Fund recently commenced operations, it does not have any payments for these services to report.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[  ], located at [  ], serves as the Fund’s independent registered public accounting firm and is responsible for auditing the Fund’s annual financial statement. [  ] also provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.

EisnerAmper LLP, located at 733 Third Avenue, New York, NY 10017 has served as independent registered public accounting firm for the Predecessor Fund since January 1, 2019, whose performance is reflected as the performance of the Fund from the inception of the Predecessor Fund on March 1, 2018 through December 31, 2023. Audited Financial Statements as of December 31, 2023, of the Predecessor Fund are included as an Exhibit to this filing.

LEGAL COUNSEL

The law firm of Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and to the independent trustees of the Trust.

Buying and Selling Fund Shares

General

Shares of the Fund are listed for trading on the Exchange. When you buy or sell shares of the Fund on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The per share NAV of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets minus total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time).

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of such securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trust’s Fair Valuation Designee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures, as approved by the Board. Fair value pricing

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may be used in a variety of circumstances, including but not limited to situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When evaluating whether such a restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Because these fees, if imposed, would be paid out of the Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. More information about taxes is located in the SAI.

You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

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Tax Status of the Fund

The Fund has elected and intends to continue to qualify for the special tax treatment afforded to a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Internal Revenue Code”). If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Tax Status of Distributions

●	The Fund intends to distribute each year substantially all of its net investment income and net capital gains income.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

●	The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.”

●	Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged.

●	Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses.

●	Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

●	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

●	In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

●	You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

●	The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

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Tax Status of Share Transactions

Each sale of shares by a shareholder of the Fund or redemption of Creation Units by an Authorized Participant will generally be a taxable event. Any capital gain or loss realized upon a sale of shares of the Fund is generally treated as a long-term gain or loss if such shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of shares of the Fund held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares of the Fund held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gains were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Foreign Taxes

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Net Investment Income Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Non-U.S. shareholders who fail to provide an applicable Internal Revenue Service form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

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Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares of the Fund) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is included in the SAI.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. The SEC recently adopted Rule 12d1-4 under the 1940 Act, which permits registered investment companies to invest in exchange-traded funds offered by Capitol Series Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, if the Fund were to invest in securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A) in reliance on Rule 12d1-4, other registered investment companies would not be permitted to rely on Rule 12d1-4 to invest in the Fund in excess of the limits.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares of the Fund, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at www.nightviewfund.com.

PAST PERFORMANCE OF THE ADVISER

In this section related to past performance of the Adviser, in addition to the term Adviser referring to Nightview Capital, LLC, the term “Adviser” also encompasses Alsin Capital Management, Inc., a California corporation which the portfolio manager founded in 1993. Nightview Capital LLC (“Nightview Capital”) and Alsin Capital Management, Inc (“Alsin Capital”) are affiliated entities under the common control of Mr. Arne Alsin. Both firms are or were 100% owned by Mr. Arne Alsin, who also has served as each firm’s founder, Managing Member, Chief Investment Officer, and sole portfolio manager. Mr. Alsin founded Alsin Capital in 1993 and served as its sole owner and portfolio manager until the firm ceased operations in 2016. Mr. Alsin founded Nightview Capital in 2016 and continues to serve as the firm’s sole owner and sole portfolio manager to this date.

The performance information has been provided by the Adviser and relates to the historical performance of the client accounts (“the “Composite”) managed by the Adviser pursuant to the Adviser’s Equity Growth Strategy, the same strategy used by the Adviser to manage the assets of Fund. The investment objective, policies and restrictions of the Fund are substantially similar to those of the accounts included in the Adviser’s Composite in the same strategy. The Adviser is the GIPs compliant firm.

The composite performance is that of the Adviser’ Equity Growth Composite. Composite performance from its inception on July 1, 2012 up to March 1, 2018 was comprised solely of separately managed accounts. From March 1, 2018 through July 31, 2018 composite performance was comprised of separately managed accounts in addition to The Worm Capital Fund, LP – Series B, a private fund advised and managed by Nightview Capital. Composite performance prior to 8/1/2018 reflects the performance of the Adviser and the Portfolio Manager’s separately managed accounts, and not that of the Fund. Performance from August 1, 2018 forward represents performance of only the private fund as the SMA program was terminated. The private fund’s reported performance reflects net performance with a 1.25% management fee and applicable fund expenses. Performance from the Composite’s inception on July 1, 2012 up to October 1, 2016 represents a composite of separately managed accounts advised by the Adviser with management fees ranging from 1% to 2% and performance is net of actual management fees. From October 1, 2016 through July 31, 2018 the composite used a model 2% annual fee rate, accrued monthly, which is the highest fee rate charged to any account in the composite during that period. From August 1 to the present, the Composite represents performance net of a 1.25% management fee along with applicable fund expenses for the private fund managed by Nightview Capital. Actual investment management fees incurred by clients whose portfolios were included in the Composite may vary. Policies for valuing portfolios, calculating performance and preparing GIPs compliant presentations are available upon request.

While the Adviser is primarily responsible for the performance of the Fund, the performance of the investment strategy reflected by the Composite does not represent the past performance of the Fund prior to 8/1/2018 when separately managed accounts were also included. If the performance of the Composite had been readjusted to reflect the operating year expenses of the Fund managed pursuant to the same strategy, the performance of the Composite might have been slightly higher since the since the average fees charged to the client accounts comprising the composite were higher than fees and expenses that will be borne by the Fund. You should not consider this performance data for the strategies reflected by the Composite as an indication of future performance of the corresponding Fund.

Transactions are recorded on the trade date. Cash balances and cash equivalents are included in the performance. All returns presented are calculated in U.S. dollars on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. Returns from inception up to October 1, 2016 represent performance net of actual management fees paid to the Adviser on a quarterly basis, with a fee range of 1-2%. Returns from October 1, 2016 up to August 1, 2018 represent performance net of a model 2% annual fee accrued monthly. Returns from August 1, 2018 to present represent performance net of an actual 1.25% management fee accrued monthly, in addition to passthrough private fund expenses. All returns are calculated by deducting the management fees described above, as well as all brokerage commissions and execution costs paid by the Composite accounts without provision for Federal or state income taxes. Custodial fees, if any, are included in the calculations.

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The Fund’s performance is calculated using the method required by the SEC, which differs from the method used to calculate the performance of the private accounts comprising the Composite. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act and the IRC. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the Composite had been regulated as an investment company under the Federal securities laws.

The following table show the annual returns of the Composite for each of the last ten calendar years and for the 1-Year, 5-Year 10-Year and since inception periods ended December 31, 2022. Ashland Partners & Company, LLP provided the verification for the period July 1, 2012 through December 31, 2016. On June 28, 2017, ACA Performance Services, LLC acquired the investment performance service business of Ashland Partners & Company, LLP. Effective December 31, 2019, ACA Performance Services, LLC merged with and into Adviser Compliance Associates, LLC. A firm that claims compliance with the GIPS standards must establish policies and procedures for complying with all the applicable requirements of the GIPS standards. Verification provides assurance on whether the firm’s policies and procedures related to composite and pooled fund maintenance, as well as the calculation, presentation, and distribution of performance, have been designed in compliance with the GIPS standards and have been implemented on a firm-wide basis. Verification does not provide assurance on the accuracy of any specific performance report. GIPS® is a registered trademark of the CFA Institute. The CFA Institute does not endorse or promote this organization, nor does it warrant the accuracy or quality of the content contained herein. The verification report is available upon request. A description of the Adviser’s composite and private fund and/or its policies for valuing investments, calculating performance, and preparing GIPS reports are available upon request. The data presented herein is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

Adviser’s Equity Growth Composite

Year Ended	Net Composite Returns	Benchmark Performance S&P 500 Total Return Index*	End of Period Composite Assets (MM)	End of Period Firm Assets (MM)
12/31/2023	79.07%	26.27%	17	103
12/31/2022	-64.56%	-18.10%	13	64
12/31/2021	18.71%	28.72%	38	341
12/31/2020	228.09%	18.40%	32	346
12/31/2019	32.25%	31.50%	11	88
12/31/2018	19.67%	-4.38%	9	102
12/31/2017	43.07%	21.83%	58	115
12/31/2016	3.36%	11.96%	72	84
12/31/2015	37.84%	1.38%	76	93
12/31/2014	-7.12%	13.69%	59	71
12/31/2013	55.44%	32.39%	59	73
12/31/2012	22.09%	5.95%	25	36

Annualized Net Returns for the Period Ended
December 31, 2023

	Composite Performance	Benchmark Performance* S&P 500 Total Return Index*
1 Year (2023)	79.07%	26.27%
5 Years (2019-2023)	26.73%	15.69%
10 Years (2014-2023)	22.17%	12.03%
Since Inception (July 1, 2012– 2023)	25.84%	13.68%

●	The S&P 500 Total Return Index reflects the stock price performance of the constituent companies in the index, together with the assumed reinvestment of dividends

Past performance is not indicative of future results.

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Financial Highlights

Pursuant to Rule 6-11 of Regulation S-X, the Fund is required, among other things, to include audited financial statements of the Predecessor Fund. The audited financial statements are intended to help you understand the Predecessor Fund’s financial performance for the period of the Fund’s operations preceding the Reorganization. The financial information provided is that of The Nightview Capital Fund, LP - Series B, formerly known as The Worm Capital Fund, LP – Series B, a privately offered fund which employed the same investment strategy as the Fund and was advised by Nightview Capital LLC, the Fund’s adviser, and its portfolio manager, Arne Alsin. The Fund is the accounting successor to the Predecessor Fund as a result of a transaction that was consummated on June [21], 2024 in which Fund acquired the assets and liabilities of the Predecessor Fund the “Reorganization”.

The Fund assumed the performance and accounting history of its Predecessor Fund as a result of the Reorganization. The information for the periods ended December 31, 2019 through December 31, 2023, has been audited by EisnerAmper LLP, the independent registered public accounting firm for the Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, is included in the Fund’s SAI. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Pursuant to Rule 6-11(d), the Fund is required, among other things, to provide a narrative disclosure about material differences in accounting policies of the Predecessor Fund in comparison to the combined entity. Prior to the Reorganization, the Predecessor Fund’s net asset value (NAV) was calculated on a monthly basis, whereas the NAV of the Fund is calculated daily. There were no other material differences in the accounting policies of the Predecessor Fund and the Fund. The performance of the Fund will not include a "Performance Allocation" that may have been allocated to certain Limited Partners of the Predecessor Fund equal to 10% of the net profit allocated to such Limited Partner during each calendar year, subject to a loss carry forward position known as a "high water mark".

The audited financials of the Predecessor Fund are included at the beginning of the Fund’s Statement of Additional Information.

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE PREDECESSOR FUND

The Nightview Fund (the “Fund”) was recently organized, but is the accounting successor to a private fund, namely, The Nightview Capital Fund, LP – Series B, (formerly known as The Worm Capital Fund, LP – Series B) (the “Predecessor Fund”). This supplemental performance information is provided to illustrate the past performance of the Predecessor Fund, which was a substantially similar private fund managed by Arne Alsin, Founder of Nightview Capital, LLC (“Nightview Capital”). As stated above, Nightview Capital is the Fund’s Adviser, and Mr. Alsin serves as a portfolio manager for the Fund with primary responsibility for the day-to-day management of the Fund’s portfolio, responsible for recommendations of the Fund’s investments.

The table below provides average annual total return information for the Predecessor Fund, which was previously managed by Mr. Alsin since its inception. The returns were calculated using the methodology the SEC requires of registered investment companies. However, since the Predecessor Fund did not calculate its returns on a per share basis, its returns have been calculated on its total net asset value. Neither the Predecessor Fund’s nor the Fund’s past performance (before and after taxes) is necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling (866) 666-7156 or visiting our website at http://www.nightviewfund.com/.

Prior to the commencement of the Fund’s operations on [June 21, 2024], the Fund operated as the Predecessor Fund, a private fund whose performance reflects a management fee schedule similar to the Fund since the Predecessor Fund’s inception on March 1, 2018. The Predecessor Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s objectives, policies, guidelines, and restrictions are, in all material respects, equivalent to those of the Predecessor Fund, which was created for reasons unrelated to the establishment of a performance record. As part of the Predecessor Fund’s

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reorganization into the Fund, the Fund assumed the NAV and performance history of the Predecessor Fund.

The Predecessor Fund’s performance is not intended to predict or suggest the return that will be experienced by the Fund or the return one might achieve by investing in the Fund. As a registered investment company, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986 (the “Internal Revenue Code”) which did not apply to the Predecessor Fund. If the Predecessor Fund had been subject to the provisions of the 1940 Act and the Internal Revenue Code, its performance could have been adversely affected. However, these restrictions are not expected to have a material effect on the Fund’s investment performance.

The table below also includes return information for the S&P 500 Total Return Index, a broad-based securities index that will be used as a benchmark for assessing the performance of the Fund. The S&P 500 Total Return Index is a market-capitalization weighted index of the 500 largest U.S. publicly traded companies.

Index returns reflect the reinvestment of income dividends and capital gains, if any. Unlike the Predecessor Fund (and the Fund), an index does not incur fees or expenses. An index is unmanaged and it is not possible to invest directly in an index.

The performance information of the Predecessor Fund is net of all fees and expense which the Predecessor Fund had passed through to its investors.. The Fund has a 1.25% unitary fee but the Adviser is responsible for paying fund expenses, subject to certain limitations.

Average Annual Total Returns

(for the period ended December 31, 2023)

	1 Year	5 Years	Since Inception (03/01/2018)
Fund Return Before Taxes[1]	79.07%	26.73%	21.62%
Return After Taxes on Distribution[1,2]	N/A	N/A	N/A
Return After Taxes on Distribution and Sale of Fund Shares[2]	N/A	N/A	N/A
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)[3]	26.27%	15.69%	12.09%

[1]	The Fund is the accounting successor to The Nightview Capital Fund, LP - Series B (formerly known as The Worm Capital Fund, LP – Series B), a privately offered fund which employed the same investment strategy as the Fund and was managed by the Fund’s portfolio managers (the “Predecessor Fund), and for which the Adviser served as the sole adviser (the “Predecessor Fund”). In a transaction that was consummated on June [21], 2024 the Fund acquired the assets and liabilities of the Predecessor Fund. Accordingly, the performance results shown above in the bar chart and the average annual total returns table for periods prior to June [21], 2024 represent the performance of the Predecessor Fund. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

[2]	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

[3]	The S&P 500® Total Return Index is market-cap weighted index of 500 leading US companies covering approximately 80% of available market capitalization and is widely regarded as the best single gauge of large-cap U.S. equities. Total return indices compute the index value based on capital gains plus cash payments such as dividends and interest.

DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca, Inc. (the “Exchange”) The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Paper copies of the reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. You may elect to receive all future reports in paper format, free of charge by contacting your financial intermediary or by calling the Fund toll-free at (866) 666-7156.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI supplements the Prospectus and provides more detailed information about the Fund and its investment restrictions, risks, policies, and operations. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

INFORMATION PROVIDED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION

Annual and Semi-annual Reports and other information about the Fund are available on the EDGAR Database at http://www.sec.gov and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The Trust’s Investment Company Act file number: 811-22895

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Investment Company Act File No. 811-22895

The Nightview Fund     (NITE)

A series of Capitol Series Trust

Listed on the NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

June [10], 2024

This Statement of Additional Information (“SAI”) provides general information about the Nightview Fund (the “Fund”), a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated June 10, 2024 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. To obtain a copy of the Fund’s Prospectus, free of charge, please write the administrator at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246, or by calling toll free at (866) 666-7156 or visit the Fund’s website at www.nightviewfund.com.

DESCRIPTION OF THE TRUST AND FUND

The Nightview Fund (the “Fund”) was organized as a non-diversified series of the Trust and is expected to commence operations on June 21, 2024. The Nightview Capital Fund, LP – Series B (formerly known as The Worm Capital Fund, LP – Series B), a privately offered fund which employed the same investment strategy as the Fund and was managed by the Fund’s Adviser and portfolio manager (the “Predecessor Fund), is expected to be reorganized into the Fund on June [21], 2024, in connection with the transfer of assets by the Predecessor Fund. The Predecessor Fund, which commenced operations on March 1, 2018, had an investment objective and strategies that were, in all material respects, substantially similar to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Trust is a non-diversified open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). Nightview Capital, LLC (the “Adviser” or “Nightview”) serves as investment adviser to the Fund.

The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest in one or more series representing interests in separate portfolios of securities. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund only offers, sells, and redeems shares on a continuous basis at NAV in large aggregations or “Creation Units.” The Fund’s shares are individually redeemable.

Under the Trust Agreement, the Board has the unrestricted right and power to alter the number of shares of the Fund that constitute a Creation Unit. Therefore, in the event of a termination of the Fund, the Board, in its sole discretion, could determine to permit the Fund’s shares to be individually redeemable. In such circumstances, the Trust might elect to pay cash redemptions to all shareholders with an “in-kind” election for shareholders owning in excess of a certain stated minimum amount.

Generally, the Fund sells and redeems Creation Units on an in-kind basis. Except for the limited circumstances specified in this SAI (see “Purchasing Creation Units—Custom Orders and Cash-in-Lieu,” below), investors will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Portfolio Deposits”), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (“Redemption Securities”). Under certain circumstances, the names and quantities of the instruments that constitute the Portfolio Deposits and the names and quantities of the instruments that constitute the Redemption Securities may not be identical. These instruments are referred to in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the net asset value (“NAV”) of a Creation Unit and the aggregate market value of the Creation Basket exchanged for a Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (“Cash Component”). Except when aggregated in Creation Units, shares are not redeemable securities.

The Fund may impose a transaction fee in connection with the purchase and redemption of its Creation Units. Such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Once “created,” the Fund’s shares trade in the secondary market at market prices that change throughout the day.

EXCHANGE LISTING AND TRADING

Shares of the Fund that are approved for listing and trading on the NYSE Arca, Inc. (the “Exchange”), subject to notice of issuance, will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business (“Business Day”). The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of Fund shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) if any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

In order to provide investors with a basis to gauge whether the market price (and related bid/ask spread) of individual Shares traded on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV (“INAV”), if applicable, is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the INAV, and the Fund makes no warranty as to its accuracy. The INAV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. The Fund believes that, when purchasing Shares traded on an Exchange, placing “limit orders” rather than “market orders” may help investors avoid excessive bid/ask spreads. The INAV should not be viewed as a “real-time” update of the NAV per Share of the Fund because (i) the INAV may not be calculated in the same manner as the NAV, which is computed once a day, generally, at the end of the business day; (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the INAV; (iii) unlike the calculation of NAV, the INAV does not take into account Fund expenses; and (iv) the INAV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the INAV and the market price of the Fund’s Shares. Accordingly, a shareholder purchasing Shares of the Fund at a price calculated based upon the Shares’ INAV is subject to valuation risk. If there is a mismatch between the INAV and NAV, shareholders could lose money upon redemption or could pay too much for Shares purchased.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in the Fund’s net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of such Fund’s shareholders.

The principal and non-principal investment strategies the Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Prospectus and are incorporated herein by reference. Unless otherwise stated in the Prospectus, investment strategies and techniques are generally discretionary. This means that the Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Fund.

In addition to the principal and non-principal investment strategies and the risks of the Fund as described in the Prospectus, the Fund may employ secondary investment practices and may be subject to additional secondary risks, which are described below. The following is a description of secondary investment strategies and secondary risks for how the Fund might evolve, not necessarily how it currently operates.

Diversification

The Fund is “non-diversified” within the meaning of the 1940 Act. As a result, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

EQUITY SECURITIES

Generally. The Fund may invest in equity securities, limited to common stocks of U.S. corporate issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Foreign Securities. The Fund may invest in foreign equity securities, including emerging markets equity securities. The Fund will only invest in securities of foreign issuers that trade directly on U.S. stock exchanges in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. Such investments can be riskier than U.S. securities investments. Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications. The Fund normally will not hedge any foreign currency exposure.

Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

OTHER INVESTMENT COMPANIES

Generally. The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in closed-end and open-end investment companies registered under the 1940 Act. Closed-end funds include business development companies (each a “BDC”) and open-end funds include mutual funds and exchange traded funds (each an “ETF”).

The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Risks of Investment Companies. The 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), impose numerous constraints on the operations of registered investment companies. These restrictions may prohibit the Fund from making certain investment thus potentially limiting its profitability. Moreover, in order to qualify for regulated investment company tax treatment under subchapter M of the Code (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), a regulated investment company (“RIC”) must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent qualification as a registered investment company thus requiring the investment company to pay unexpected taxes and penalties, which could be material.

When the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative to those paid the Fund. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Other investment companies may charge fees if interests are redeemed within a certain period of time.

Closed-End Funds.  Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial or growth stages of development. The net asset value per share of a closed-end fund will fluctuate depending upon the performance of the securities held by the fund. A closed-end fund is not required to buy its shares back from investors upon request.

Mutual Funds.  Mutual funds are open-end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.

Exchange-Traded Funds.  ETFs are open-end investment companies that continuously issue shares that are bought and sold on a national securities exchange.   Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  The net asset value of an ETF can fluctuate up or down due to changes in the market value of the securities owned by the ETF. ETF shares are only redeemable from an ETF in large blocks.

Risks of Closed-end Funds and ETFs. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (1) shares may trade at a market price that is above or below its net asset value; (2) an active trading market for shares may not develop or be maintained; (3) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (4) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

REAL ESTATE AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

A REIT is a corporation or business trust that invests substantially all of its assets in income producing real estate or real estate related loans or interests. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs invest in real estate mortgage securities and derive income primarily from interest payments. Hybrid REITs have characteristics of both Equity REITs and Mortgage REITs.

Risks of REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality and maturity of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs are subject to certain additional risks. Rising interest rates tend to extend the duration of the mortgage securities in which they invest, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. In addition, mortgage securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of Mortgage REITs because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. Mortgage securities are also subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

SHORT-TERM MONEY MARKET INSTRUMENTS

Generally. The Fund may invest in U.S. short-term money market instruments.

Short-term Money Market Instruments. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s (or paper of comparable quality as determined by the Adviser) or in similar other money market securities, and repurchase agreements. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.

Certificates of Deposit. Certificates of deposit are issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Bankers Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Unless deemed liquid by the Adviser, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

LENDING PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. The Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Risks of Securities Lending. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

CYBER SECURITY RISK

Risks of Cyber Security. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

COMMODITIES

Risks of Commodities. Companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The prices of commodities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in the prevailing interest rates. Conversely, during those same periods, the prices of certain commodities, such as oil and metals, have historically tended to increase. However, there can be no guarantee of such performance in the future.

MARKET EVENTS

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked near the end of that decade, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, such as wars, pandemics and epidemics, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

INVESTMENT LIMITATIONS

Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Borrowing Money. The Fund will not borrow money, except that to the extent permitted by applicable law: (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; and (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or industry group. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Limitations

The Fund’s investment objective is Non-Fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.

The Fund has adopted the following Non-Fundamental investment restrictions which may be changed by the Board without the approval of the Fund’s shareholders. Any changes in the Fund’s Non-Fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

TRUSTEES AND OFFICERS OF THE TRUST

A.	General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee as of December 31 of the year that he or she turns age 78, death, resignation, or removal. At the invitation of the Board, a Trustee may serve as an Emeritus Trustee for no more than 2 years after December 31 of the year that he or she turns 78, subject to such terms as the Board may specify, including with respect to compensation. Officers are re-elected annually by the Board. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this SAI, the Trustees oversee the operations of 17 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 Trustee and chair Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and Board member, Boys & Girls Club of Coachella (2018 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992; Board Member, Fortuna Bank (currently in formation).

Janet Smith-Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 Trustee Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions

Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): President, Northern Lights Compliance Services, LLC (since January 2023).

Previous Position(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).

Tiffany R. Franklin Birth Year: 1975 SECRETARY Began Serving: March 2024

Principal Occupation(s): Manager, Legal Administration, Ultimus Fund Solutions, LLC (April 2024 to present).

Previous Position(s): Senior Paralegal, Ultimus Fund Solutions, LLC (January 2016 to April 2024); Assistant Secretary, Capitol Series Trust (September 2018 to March 2024 and September 2013 to December 2015); Secretary, Capitol Series Trust (December 2015 to September 2018).

Stephen L. Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

B.	Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Mr. Walter B. Grimm – Mr. Grimm has over 20 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. He was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations. Mr. Grimm has been a Trustee since November 2013 and began serving as Chair of the Board in March 2018.

Ms. Lori Kaiser – Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance, and IT consulting. She is a Certified Public Accountant and a Chartered Global Management Accountant, with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions, and integrations. Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for the lowest auto insurance rates. Earlier in her career, Ms. Kaiser served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of Nationwide Insurance Company, and she began her career in the audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has board and community service experience with a variety of organizations. She is a Board member of the Business Advisory Council at Miami University’s Farmer School of Business. Ms. Kaiser also serves on the Board of Trustees and is Chair for the Ohio Society of Certified Public Accountants. She also serves on the Board of National Church residences, the nation’s largest not-for-profit provider of affordable senior housing, and is on its Finance and Audit Committee. She also serves on the Board of Trustees for Franklin University and is also an Audit Committee member. As a member of the Executive Board of the Columbus Chamber of Commerce, she chairs its Small Business Council. She is also on the Governing Council of the AICPA. She is also a Board Member of Fortuna Bank, which is currently in formation. Ms. Kaiser completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. Ms. Kaiser was selected to serve as a Trustee as a result of her board and executive level leadership experience, as well as her extensive financial, IT and risk management experience. Ms. Kaiser has been a Trustee since July 2018. Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. Ms. Kaiser also serves as Chair of the Trust’s Audit Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Ms. Janet S. Meeks – Ms. Meeks has 45 years of experience in the healthcare and financial services industries. Ms. Meeks founded Healthcare Alignment Advisers, LLC in 2015, a consulting company located in Westerville, Ohio, that provides advice to healthcare executives with respect to, among other things, strategy development and implementation and currently serves as the Chief Executive Officer. Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Westerville, Ohio, and ranked among the Top 100 hospitals nationally. She served in executive roles for four nationally known healthcare systems, including Trinity Health and Vanderbilt University Medical Center. Before entering the healthcare sector, Ms. Meeks worked in the financial services industry for Bank of Mississippi.

As an experienced corporate director, Ms. Meeks currently serves on the Board of Directors of National Church Residences, where she also serves on the Executive Committee and as Chairperson of the Senior Living Subsidiary Board Committee. She previously served on the Healthcare Quality Committee and as Chairperson of the Affordable Housing Subsidiary Committee, which oversees 300 properties nationally. Ms. Meeks has served on the Governance Committee and Human Resources/Executive Compensation Committee of that organization. Ms. Meeks served on the Advisory Board of LeaderStat, a national healthcare staffing, consulting and executive search organization. Ms. Meeks has served as a faculty member of the AHA Society for Healthcare Planning and Marketing National Conferences, the Healthcare Strategy Institute National Conferences, and as an Instructor for the University of Mississippi School of Business Administration. Ms. Meeks has published extensively and is an accomplished national speaker. Ms. Meeks was selected to serve as a Trustee as a result of her board and executive level leadership experience and her extensive financial industry, marketing, and strategy expertise. Ms. Meeks has been a Trustee since July 2018 and serves as Chair of the Valuation Committee. Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance.

Ms. Mary Madick – Ms. Madick has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Ms. Madick served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. She was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations. Ms. Madick has been a Trustee since November 2013. Ms. Madick also serves as Chair of the Nominating Committee.

C.	Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of four individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian, and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Independent Trustees – Mr. Walter Grimm, Ms. Lori Kaiser, Ms. Janet S. Meeks, and Ms. Mary Madick.

Accordingly, all of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee, and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

●	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

●	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Trust.

●	The Valuation Committee consists of all of the Trustees plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members. The Valuation Committee is responsible for reviewing or approving fair valuation determinations pursuant to the Trust’s Portfolio Valuation Procedures. As part of its function, the Valuation Committee considers all fair value pricing methodologies proposed by the Valuation Designees and approves such methodologies, and any amendments thereto.

The Trust’s Audit Committee generally meets at least quarterly. The Audit Committee reviews reports provided by administrative service providers, legal counsel, and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. For the fiscal year ended January 31, 2024, the Audit Committee met 6 times, none of which involved matters specifically relating to the Fund because the Fund was not yet operational. For the fiscal year ended January 31, 2024, the Nominating Committee did not meet and the Valuation Committee met 4 times. The inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and on an annual basis provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and subadvisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and Subadviser whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

●	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

●	Code of Ethics review

●	NAV Errors, if any

●	Distributor Compliance Reports

●	Timeliness of SEC Filings

●	Dividends and other Distributions

●	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

●	Review of 12b-1 Payments

●	Multiple Class Expense Reports

●	Anti-Money Laundering/Customer Identification Reports

●	Administrator and CCO Compliance Reports

●	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Trustees conducts an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.       Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2023.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust(1)
Independent Trustees
Walter B. Grimm	None	$50,001 - $100,000
Lori Kaiser	None	None
Janet Smith Meeks	None	None
Mary Madick	None	None

(1)	The Trust currently consists of 17 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable. None of the Trustees receive pension or retirement benefits for his or her services to the Trust.

Trustee	Compensation from the Fund	2023 Total Compensation From Trust
Independent Trustees
Walter B. Grimm	None	$59,125
Lori Kaiser	None	$59,125
Janet Smith-Meeks	None	$59,125
Mary Madick	None	$59,125

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of May 30, 2024, there were no persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) that are DTC members reflecting ownership of 5% or more of the Fund’s outstanding shares because the Fund was not yet operational.

As of May 30, 2024, the Trustees and Officers of the Trust as a group did not own any shares of the Fund because the Fund was not yet operational.

SERVICE PROVIDERS

INVESTMENT ADVISORY SERVICES

Investment Adviser

Nightview Capital, LLC (the “Adviser” or “Nightview”), located at 809 S. Lamar Blvd. #326, Austin, TX, 78704, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust which requires the Adviser to manage the investment and reinvestment of the Fund’s assets, subject to the supervision of the Trustees of the Trust. Nightview Capital is a Delaware limited liability company founded by Arne Alsin in 2016 and registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser is controlled by Arne Alsin.

Under the Investment Advisory Agreement, the Adviser is responsible for the day-to-day portfolio management of the Fund.

Investment Advisory Agreement and Fees

Under the investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”), the Adviser, at its own expense, is responsible for furnishing a continuous investment program for the Fund and makes investment decisions on its behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust Agreement and By-Laws, and the 1940 Act. In addition, the Adviser is required under the Investment Advisory Agreement to make decisions consistent with the Fund’s investment objectives, policies, and restrictions as set forth in the Prospectus and this SAI, and such policies and instructions as the Trustees may, from time to time, establish.

The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability for any error of judgment, or mistake of law, or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Adviser.

The Investment Advisory Agreement further provides that  the Adviser shall be responsible for: (i) each Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of this Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (iii) any costs of liquidating or reorganizing a Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board)

The Investment Advisory Agreement may be terminated without penalty with respect to the Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days’ written notice, or by the Adviser on 90 days’ written notice. The Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment.

The Investment Advisory Agreement provides for an initial term of two years. Thereafter, the Investment Advisory Agreement shall continue from year to year so long as such continuance is approved at least annually with respect to the Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a vote of the majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

For its services, the Adviser is paid a fee by the Trust, which fee is calculated daily and paid quarterly, at an annual rate of 1.25% of the Fund’s average daily net assets.

Pursuant to the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund, and subject to the general supervision of the Board, the Adviser has also agreed to pay all other regular and recurring expenses of the Fund such the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses such as litigation and indemnification expenses). The Fund bears other fees and expenses that are not covered by the Investment Advisory Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The Investment Advisory Agreement between the Trust and the Adviser was approved by the Board, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act, or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on September 12-13, 2023. A discussion of the factors that the Board considered in approving the Investment Advisory Agreement will be included in the Fund’s semi-annual report to shareholders for the fiscal period ending July 31, 2024.

Because the Fund is not yet operational, the Adviser has not yet earned any fees from the Fund.

Trading Subadviser

Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as the Funds’ trading subadviser. Under the supervision of the Adviser, the Trading Subadviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund. In addition, the Trading Subadviser is responsible for maintaining certain transaction and compliance related records of the Funds.

Pursuant to an agreement between the Adviser and Trading Subadviser (the “Trading Subadvisory Agreement”), as compensation for the subadvisory services it provides to the Fund, the Adviser will pay the Trading Subadviser a fee, computed daily, at an annual rate based on the greater of (1) the Minimum Sub-Advisory Fees or (2) the average daily net assets of the Fund in accordance with the following fee schedule (the “Asset-Based Sub-Advisory Fees”), if the aggregate Asset-Based Sub-Advisory Fees exceed the aggregate Minimum Sub-Advisory Fees:

	Minimum Subadvisory Fee	Asset-Based Advisory Fee
Nightview Fund	$15,000	0.04% (4 basis points) on the Fund’s first $1 billion in net assets, and 0.03% (3 basis points) on net assets above $1 billion

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Other Accounts Under Management

Unless otherwise noted, the following information about the Fund’s portfolio managers is provided as of January 31, 2024, and no “Other Account” described below has an advisory fee that is based on the performance of that account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Arne Alsin	0	0	2	$77.97	0	0

Ownership of Fund Shares

Because the Fund was not yet operational as of January 31, 2024, the portfolio manager did not beneficially own any shares of the Fund as of that date, as summarized in the following table:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of January 31, 2024
Arne Alsin	$0

Compensation

The portfolio manager is compensated by the adviser, Nightview Capital, LLC, via salary and potential bonuses. Arne Alsin is also the sole owner of Nightview Capital, LLC and may receive profit distributions from time to time.

Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for portfolio managers to devote more attention to those accounts that pay high advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and compliance with its applicable Code of Ethics. Finally, the Adviser has structured its portfolio managers’ compensation in a manner, and the Trust has adopted policies and procedures reasonably designed, to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant

Ultimus Fund Solutions, LLC (“Ultimus”) is the administrator and fund accountant for the Fund pursuant to a Master Services Agreement. As compensation for the foregoing services, Ultimus receives a fee, accrued daily, and paid monthly by the Adviser from the management fee. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Custodian and Transfer Agent

Brown Brothers Harriman & Co. (“BBH” or “Custodian”) is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. As the Fund recently commenced operations, it does not have any payments for these services to report. BBH is located at 50 Post Office Square, Boston, MA 02110.

Compliance Consulting

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays NLCS an annual base fee, plus an asset-based fee computed at an annual rate. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. NLCS’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. Martin Dean currently serves as the Trust’s Chief Compliance Officer.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) is the distributor of the Fund’s shares. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.” The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Aggregations

Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below)

Independent Registered Public Accounting Firm

[              ] serves as the Fund’s independent registered public accounting firm and is responsible for auditing the Fund’s annual financial statements.

EisnerAmper LLP, located at 733 Third Avenue, New York, NY 10017 serves as independent registered public accounting firm for the Predecessor Fund, whose performance is reflected as the performance of the Fund from the inception of the Predecessor Fund on March 1, 2018 through December 31, 2023. Audited Financial Statements of the Predecessor Fund are included as an Exhibit to this filing.

Legal Counsel

Practus, LLP is counsel to the Trust and will pass upon the legality of the shares offered hereby.

Supplemental Payments to Financial Intermediaries

Financial intermediaries that promote the sale of Fund shares may be paid fees out of the assets of the Distributor, the Adviser and their affiliates (but not out of Fund assets).

Financial intermediaries who solicit the sale of Fund shares may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, these financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Fund shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

From time to time, the Distributor, the Adviser, and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Adviser, and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Adviser, and their affiliates also may hold or sponsor, at their expense, sales events, conferences, and programs for employees or associated persons of financial intermediaries in order to facilitate the sale of Fund shares and may pay the travel and lodging expenses of attendees. The Distributor, the Adviser, and their affiliates also may provide, at their expense, meals, and entertainment in conjunction with meetings with these financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund sell and redeems shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 10,000 shares for the Fund. The Board may declare a split or a consolidation in the number of shares outstanding of the Fund or Trust and make a corresponding change in the number of shares in a Creation Unit.

AUTHORIZED PARTICIPANTS

Only Authorized Participants that have entered into agreements with the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

TRANSACTION FEES

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). The Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$ 200	200 basis points (2.0%)

*	As a percentage of the amount invested.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

THE CLEARING PROCESS

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind

(portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

FOREIGN SECURITIES

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

PURCHASING CREATION UNITS

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or its agent through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.” The Fund may enter into other types of Custom Orders.

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, Funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, funds with hard-to-find securities, particularly fixed-income funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2) when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy, or computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Fund reserves the right to settle redemption transactions on a basis other than T+2 but by T+7, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market. In addition, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage, and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with shares. Texas shareholders who wish to appoint a representative should notify their broker-dealer to obtain a form for providing written notice.

REDEEMING A CREATION UNIT

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or an agent through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, Funds with hard-to-find securities, particularly fixed-income Funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the Fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions, and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2) when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank, or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu, and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu, and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

BROKERAGE TRANSACTIONS

While changes to the Fund’s investment portfolio will generally be implemented through the issuance and redemption of the Fund’s Creation Units in exchange for a Creation Basket, there may be occasions wherein the Adviser will purchase or sell securities directly on behalf of the Fund. To the extent that the Fund issues or redeems Creation Units partly or solely for cash, the Adviser may have to execute portfolio transactions on behalf of the Fund.

In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser does not currently use the Fund’s assets in connection with third party soft dollar arrangements, but the Adviser reserves the right to do so in the future.

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

Because the fund has not yet commenced operations, as of January 31, 2024, the Adviser has not yet directed any brokerage transactions to brokers, and the Fund does not own securities of regular broker/dealers.

TRADE ALLOCATION

Investment decisions for the Fund and other clients of the Adviser are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally.

A security may be bought or sold by the Adviser for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. To the extent that multiple clients are purchasing or selling a specific security at the same time, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

SHAREHOLDER RIGHTS

All shareholders are entitled to one vote for each Fund share held on the record date for any action requiring a vote by the shareholders. Shareholders of the Trust will vote in the aggregate and not by Fund except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.

Each share of the Fund represents a pro rata interest in the assets of the Fund. Fund shares have no preemptive, exchange, subscription or conversion rights and there are no restrictions on the transfer of Fund shares. Each Fund share participates pro rata in all dividends and distributions of the Fund and in the net distributable assets upon liquidation.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (1) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (2) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Under the Trust Agreement, the Trustees have the power to liquidate any Fund without shareholder approval. While the Trustees have no present intent to exercise this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

The rights of shareholders cannot be modified without a majority vote of the shareholders.

BOOK ENTRY ONLY SYSTEM

The information below supplements disclosure in the Prospectus regarding the book entry system. This information should be read in conjunction with the disclosure included in the Prospectus.

DTC acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Generally, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the Fund’s shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Fund’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of the Fund’s shares. The Trust recognizes DTC or its nominee as the record owner of the Fund’s shares for all purposes. Beneficial Owners of the Fund’s shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of the Fund’s shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. DTC will make available to the Trust upon request and for a fee a listing of the Fund’s shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding the Fund’s shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.

In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of the Fund’s shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC

Participants to Indirect Participants and Beneficial Owners of the Fund’s shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to any Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of the Fund’s shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

PROXY VOTING POLICY

The Trust and the Adviser have each adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser in relation to the securities purchased by the Adviser. Proxies will be voted in accordance with the Adviser’s proxy voting policies, subject to the supervision of the Board.

The Trust’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Fund, and the interests of the Fund (a “Conflict”), the Adviser shall resolve such conflict by: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtaining the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser based on the recommendation of an independent third party.

The Adviser’s proxy voting policies and procedures have been implemented to ensure that the Adviser votes in the best interest of clients and address any material conflicts that may arise during the voting process. The responsibilities of proxy voting have been assigned to the Adviser. The Committee’s duties consist of analyzing proxy statements of issuers whose stock is owned in the client accounts. The Adviser’s proxy voting is based on its experience with voting corporate governance issues. Each proxy will be considered based on the relevant facts and circumstances. One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is one of the factors considered in determining how proxies should be voted.

The proxy voting policies of the Trust and Adviser are included in Appendices A and B herein respectively.

Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (866) 666-7156; and (2) on the SECs website at http://www.sec.gov.

Proxy Voting Report

The Fund commenced operations on or about June 21, 2024. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th is available: (1) without charge, upon request, by calling (866) 666-7156 toll free; and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE PRACTICES

The disclosure policy of the Fund and the Adviser generally prohibits the disclosure of portfolio holdings information to any investor or third party before the same information is made publicly available. Employees of the Adviser and certain affiliates have ongoing access to nonpublic information concerning the Fund’s portfolio holdings and are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades. Firms that provide administration, custody, financial, accounting, legal, or other services to the Fund may receive nonpublic information about Fund portfolio holdings as needed for purposes relating to their services. Service providers are subject to a duty of confidentiality whether by contract, internal policies or procedures, and/or pursuant to the requirements of a professional code.

Consistent with the portfolio holdings disclosure policy adopted by the Board, the Fund publicly discloses on each Business Day, prior to the opening of regular trading on the Exchange, on the Fund’s website, certain information relating to the portfolio securities that will form the basis for the Fund’s calculation of NAV at the end of that Business Day. Consistent with this policy, the Fund may make available through the facilities of the NSCC or through posting on www.nightviewfund.com, prior to the opening of trading on each Business Day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, the “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.nightviewfund.com after the close of markets in the U.S.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information.

The Board exercises oversight of the disclosure of Fund portfolio holdings by: (1) overseeing the implementation and enforcement of the policy, the Trust’s Code of Ethics and other relevant policies and procedures of the Trust and its service providers by the CCO; (2) considering reports and recommendations by the CCO concerning material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) considering proposed amendments to this policy. The Board also receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

CODES OF ETHICS

Each of the Trust, the Adviser, and the Distributor maintains a Code of Ethics which permits the Trustees, officers, and certain employees of the Adviser and the Distributor, as applicable, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain pre-clearance and blackout provisions that minimize potential conflicts of interest.

Although they do permit these persons to trade in securities, including those in which the Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. Copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities. Because the Fund has not yet commenced operation, it does not yet have a historical portfolio turnover rate. The Adviser expects the portfolio turnover rate for the Fund’s first fiscal year to be less than 35% of the average value of its portfolio.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV per share as of the close of the Exchange (normally 4:00 p.m. Eastern Time) on each Business Day. The NAV per share is calculated by dividing the value of the net assets of the Fund (e.g., value of total assets minus total liabilities) by the total number of shares outstanding.

To calculate the Fund’s NAV per share, the Trust follows valuation procedures approved by the Board. Pursuant to these procedures, the Trust relies on certain security pricing services to provide current market values for the Fund’s portfolio securities. These security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities traded on a national securities exchange or in the over the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the Exchange (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined.

Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Investments in other open-end investment companies are valued at NAV (except ETFs which are valued consistent with the pricing process for equity securities). In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available.

STATUS AND TAXATION OF THE FUND

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership, and disposition of shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, possibly with retroactive effect. The following information supplements should be read in conjunction with the section in the Prospectus entitled “Tax Consequences”.

This summary assumes that the Fund shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address the potential U.S. federal income tax considerations possibly applicable to an investment in shares to Fund shareholders holding shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify and maintain its tax status as a RIC, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least the sum of ninety percent (90%) of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and ninety percent (90%) of its net exempt interest income. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero-coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a four percent (4%) excise tax on certain undistributed income if such Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously distributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (1) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (2) in the case of a corporate Fund shareholder, a dividends-received deduction.

Futures Contracts. The Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, the Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur, or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%. In addition, high-income individuals (and certain trusts and estates) will be subject to a 3.8% Medicare tax on net investment income (which generally includes all Fund distributions and gains from the sale of shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying shares just prior to a distribution should be aware that, although the price of the shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of shares is treated generally as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

In-Kind Creation Unit Issues and Redemptions. On an issue of shares as part of a Creation Unit made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market where the creation is conducted in-kind by deposit of Deposit Securities value (at issue) of the issued shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss recognized on a redemption of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Back-Up Withholding. The Fund may be required to report certain information on the Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W- 8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders

In general, if the Fund shareholder is not a U.S. citizen or resident or if the Fund shareholder is a foreign entity, such Fund’s ordinary income dividends (including distributions of other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

Under current law, gain on a sale of shares or an exchange of such shares will be exempt from U.S. federal income tax (including withholding at the source) unless (1) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (2) at any time during the shorter of the period during which the foreign Fund shareholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below), and the foreign Fund shareholder actually or constructively held more than 5% of the shares. In the case of a disposition described in clause (2) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons.

Under the Foreign Account Tax Compliance Act (i.e., FATCA), foreign shareholders will be subject to U.S. withholding tax of 30 percent on all U.S. source income (including all dividends from the Fund), and beginning in 2019, on gross proceeds from the sale of U.S. stocks and securities (including the sale of shares), unless they comply with certain reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or tax authority in the institution’s own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends from net investment income, if any, on an annual basis, and will distribute its net realized capital gains, if any, at least annually.

Dividend Reinvestment

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

FINANCIAL STATEMENTS

The Fund is a continuation of The Nightview Capital Fund, LP – Series B, formerly Worm Capital Fund, LP – Series B, a privately offered fund which employed the same investment strategy as the Fund (the “Predecessor Fund”) and, therefore, the Fund’s financial information includes results of the Predecessor Fund. The Predecessor Fund commenced operations on March 1, 2018. It is anticipated that the Predecessor Fund will be reorganized into the Fund in June 2024, coincident with the transfer of assets from the Predecessor Fund to the Fund. The audited financial statements of the Predecessor Fund for the fiscal periods ended December 31, 2019, 2020, 2021, 2022, and 2023 including the financial highlights and the report of EisnerAmper LLP, independent registered public accounting firm, have been adopted by the Fund and are incorporated and made a part of this document.

Financial statements and annual reports of the Fund will be available after the Fund has completed a fiscal year of operations. When financial statements are available, you can obtain a copy of the Fund’s Annual Report and/or Semi-Annual Report without charge by calling Shareholder Services at (866) 666-7156 or upon written request to:

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

The Predecessor Fund’s audited financial statements and notes thereto for the fiscal period ended December 31, 2023 are included below. The financial information for the Predecessor Fund has been audited by EisnerAmper LLP, the independent registered public accounting firm for the Predecessor Fund for the fiscal period ended December 31, 2023.

The Nightview Capital Fund, LP - Series B

Report of Independent Registered Public Accounting Firm

December 31, 2023

The Nightview Capital Fund, LP - Series B
Report of Independent Registered Public Accounting Firm

December 31, 2023

Financial Statements

Schedule of Investments	2-3

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Changes in Net Assets	6

Financial Highlights	7

Notes to Financial Statements	8-12

EisnerAmper LLP 733 Third Avenue New York, NY 10017 T 212.949.8700 F 212.891.4100 www.eisneramper.com

To the General Partner of
The Nightview Capital Fund, LP - Series B

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Nightview Capital Fund, LP – Series B (the “Partnership”), including the schedule of investments as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the Partnership’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and the broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Partnership’s auditor since 2019.

/s/ EisnerAmper LLP

EISNERAMPER LLP
New York, New York
May 16, 2024

“EisnerAmper” is the brand name under which EisnerAmper LLP and Eisner Advisory Group LLC and its subsidiary entities provide professional services. EisnerAmper LLP and Eisner Advisory Group LLC are independently owned firms that practice in an alternative practice structure in accordance with the AICPA Code of Professional Conduct and applicable law, regulations and professional standards. EisnerAmper LLP is a licensed CPA firm that provides attest services, and Eisner Advisory Group LLC and its subsidiary entities provide tax and business consulting services. Eisner Advisory Group LLC and its subsidiary entities are not licensed CPA firms.

The Nightview Capital Fund, LP - Series B
SCHEDULE OF INVESTMENTS

December 31, 2023

		Percentage of
	Number of	Net
	Shares	Assets	Fair Value
Investment in securities, at fair value

Common stocks - 135.9%
United States - 135.9%
Consumer discretionary - 76.7%
Tesla Inc*	20,468	29.9%	$5,085,888
Amazon.com Inc*	17,550	15.7	2,666,547
Las Vegas Sands Corp	22,600	6.5	1,112,146
Wynn Resorts Ltd	11,690	6.3	1,065,076
Hyatt Hotels Corp	8,157	6.3	1,063,754
Airbnb Inc*	7,615	6.1	1,036,706
Mohawk Industries Inc*	9,665	5.9	1,000,329
Communications - 23.8%
Alphabet Inc*	8,372	6.9	1,169,485
Zillow Group Inc*	18,448	6.3	1,067,401
Walt Disney Co*	11,697	6.2	1,056,122
Netflix Inc*	1,532	4.4	745,900
Financials - 22.4%
Charles Schwab Corp	17,040	6.9	1,172,352
BlackRock Inc	1,304	6.2	1,058,587
Goldman Sachs Group Inc	2,606	5.9	1,005,317
Morgan Stanley	6,285	3.4	586,076
Industrials - 7.0%
3M Co	10,845	7.0	1,185,575
Energy - 6.0%
Enphase Energy Inc*	7,693	6.0	1,016,553
Total investment in securities, at fair value (cost $16,377,909)		135.9%	$23,093,814

Percentages are based on net assets of $17,006,903

*	Non income producing security

See accompanying notes to financial statements.

2

The Nightview Capital Fund, LP - Series B
SCHEDULE OF INVESTMENTS (continued)

December 31, 2023

Sector Weightings:

Consumer discretionary - 56.4%

Communications - 17.5%

Financials - 16.6%

Industrials - 5.1%

Energy - 4.4%

*	Percentages are based on total investment in securities.

See accompanying notes to financial statements.

3

The Nightview Capital Fund, LP - Series B
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Assets
Investment in securities, at fair value (cost $16,377,909)	$23,093,814
Cash	7,507
Due from broker	31,836
Other assets	7,803
Total assets	23,140,960

Liabilities
Management fee payable to General Partner	69,683
Capital withdrawals payable	6,029,912
Accrued expenses	34,462
Total liabilities	6,134,057

Net Assets	$17,006,903

See accompanying notes to financial statements.

4

The Nightview Capital Fund, LP - Series B
STATEMENT OF OPERATIONS

For the year ended: December 31, 2023

Investment income
Dividends	$91,738
Interest	6,945
Total investment income	98,683

Expenses
Management fee	267,235
Administrative fee	48,519
Professional fees	47,418
Operating expenses	17,928
Interest expense	992
Total expenses	382,092

Net investment loss	(283,409)

Realized and unrealized gain on investments
Net realized gain on securities	4,892,954
Net change in unrealized appreciation on securities	5,756,152
Net realized and unrealized gain on investments	10,649,106

Net increase in Net Assets resulting from operations	$10,365,697

See accompanying notes to financial statements.

5

The Nightview Capital Fund, LP - Series B
STATEMENT OF CHANGES IN NET ASSETS

December 31, 2023

	Year ended	Year ended
	December 31,	December 31,
	2023	2022
Operations:
Net Investment Income (Loss)	$(283,409)	$(376,088)
Net Realized Gain (Loss)	4,892,954	(866,408)
Net Change in Unrealized Appreciation (Depreciation)	5,756,152	(22,883,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,365,697	(24,126,061)

Capital Transactions
Contributions	452,649	—
Withdrawals	(7,013,016)	(350,068)

Net Increase (Decrease) in Net Assets from Capital Transactions	(6,560,367)	(350,068)

Total Increase (Decrease) in Net Assets	3,805,330	(24,476,129)
Net Assets:
Beginning of the Year	13,201,573	37,677,702
End of the Year	$17,006,903	$13,201,573

Amount designated as “-” is $0.

See accompanying notes to financial statements.

6

The Nightview Capital Fund, LP - Series B
FINANCIAL HIGHLIGHTS

December 31, 2023

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
Total Return	79.13%	-64 60%	18.60%	228.10%	32.30%

Ratios to Average Net Assets
Expenses	1.89%	1.50%	1.50%	1.80%	2.00%
Performance Reallocation to General Partner:	—	—	0.10	—	—
Expenses and reallocation:	1.89%	1.50%	1.60%	1.80%	2.00%

Net Investment income (loss)	(1.40)%	(1.50)%	(1.50)%	(1.70)%	(2.00)%

Supplemental Data
Net Assets at end of the year ($000)	$17,007	$13,202	$37,678	$31,817	$10,743
Portfolio Turnover	136.3%	22.8%	53.5%	90.9%	22.4%

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on different Performance Allocation and/or Management Fee arrangements, and the timing of capital transactions. The net investment income (loss) ratio does not reflect the effects of the Performance Allocation to the General Partner. The partnership does not have a unitized share.

Amount designated as “-” is $0.

See accompanying notes to financial statements.

7

The Nightview Capital Fund, LP - Series B
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

1.	Nature of the Entity and Its Operations

The Nightview Capital Fund, LP - Series B (the “Partnership”), formerly known as The Worm Capital Fund, LP – Series B, is a Delaware limited partnership formed on August 1, 2016 under the laws of the State of Delaware. The Partnership commenced trading operations on March 1, 2018. The Partnership’s sole general partner is Worm Capital Partners, LLC, (the “General Partner”), a Delaware limited liability company. The General Partner is responsible for all investment decisions on behalf of the Partnership and has discretionary authority over the Partnership’s assets. Refer to the Partnership’s Offering Memorandum and Limited Partnership Agreement (the “Agreement”) for more information.

The General Partner has appointed its affiliate, Nightview Capital, LLC (formerly Worm Capital, LLC), an adviser registered with the Securities & Exchange Commission under the Investment Advisers Act of 1940 (the “Advisers Act”), as the investment manager of Partnership (the “Investment Manager”) with effect as of January 1, 2021.

The Partnership was formed for the purpose of investing in securities, as broadly defined, but is not a complete investment program and is intended only for sophisticated investors who are able to bear the economic risk of the loss of their investment and who have limited need for liquidity. The interests offered by the Partnership have not been registered under the Securities Act of 1933 and no market for the interests exists nor is one expected to develop.

The Partnership relies on its prime broker for execution, clearing, financing and custodial services. The Partnership’s cash and securities are held in customer accounts at the prime broker and are therefore afforded certain protections pursuant to Securities and Exchange Commission Rule 15c3-3 and related rules. Inherent in the Partnership’s reliance on its prime broker is the risk that the broker would be unable to meet its obligations to the Partnership. Such an event may give rise to a delay in the Partnership’s ability to access its cash and securities during which time it would be unable to trade its positions. An inability to trade may result in the Partnership sustaining losses on positions that management would have otherwise chosen to close and the Partnership may be unable to take advantage of other investment opportunities or fund redemption requests by limited partners. The accompanying financial statements reflect no adjustments related to such risks and uncertainties.

2.	Basis of Presentation

The financial statements were prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”). Since the Partnership is considered to be an investment company, it follows the specialized accounting and reporting guidance of the Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”. Financial statements prepared on a U.S. GAAP-basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The Information provided in these financial statements is historical in nature and is not predictive of the Partnership’s future investments, strategies, concentrations and risk exposures, its operations or its success in meeting its investment objectives and no assurance is expressed or implied as to its future prospects.

8

The Nightview Capital Fund, LP - Series B
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

3.	Summary of Significant Accounting Policies

The Partnership carries its investments at fair value. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the security (i.e. the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. A fair value hierarchy provides for categorizing inputs to valuation techniques used to measure fair value into three levels:

Level 1	Observable inputs such as unadjusted quoted prices in active markets for identical assets or liabilities. Management may determine that a market is active even if the size of the position held is significant relative to trading volume. Accordingly, a large position in a single security traded in an active market is measured at the quoted market price not adjusted because of the size of the position relative to trading volume (blockage factor) even if the market’s normal trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.

Level 2	Inputs other than quoted market prices that are observable, either directly or indirectly, and reasonably available. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the Partnership.

Level 3	Unobservable inputs used when there is little or no market activity. Unobservable inputs reflect the assumptions that the General Partner develops based on available information about what inputs market participants would use in valuing the asset or liability.

An asset or liability’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Availability of observable inputs can vary and is affected by a variety of factors. The General Partner uses judgment in determining the fair value of assets and liabilities. Level 3 assets and liabilities involve greater judgment than Level 1 or Level 2 assets and liabilities. The level of input used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Partnership’s major categories of securities measured at fair value on a recurring basis are as follows:

Investments in Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. All such securities are actively traded and are categorized in Level 1. The General Partner considers all securities owned at December 31, 2023 to be valued using Level 1 inputs.

Investment Transactions

Securities transactions are recorded on the trade date. Realized gains and losses are recorded when securities owned are sold using the specific identification method. Changes in unrealized gains or losses on securities owned are included in the accompanying statement of operations. Dividends are recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Partners’ Capital

Profits and losses of the Partnership are generally allocated monthly among the partners in accordance with their respective ownership interests at the time such amounts are recognized for financial reporting purposes under U.S. GAAP. Such amounts may differ significantly from amounts reported for income tax purposes.

9

The Nightview Capital Fund, LP - Series B
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

3.	Summary of Significant Accounting Policies (continued)

Accounting for Income Taxes

In accordance with federal income tax regulations, no income taxes are levied at the Partnership level, but rather they are passed on to the individual partners. Consequently, no federal, state or local income taxes have been reflected in the accompanying financial statements. The Partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. The Partnership may be subject to potential examinations by U.S. federal or foreign jurisdiction authorities until the expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns.

The Partnership recognizes in its financial statements the financial effects of a tax position only if it is determined that it is more likely than not that the tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2023. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities. Accordingly, the Partnership has not recognized a liability related to uncertain tax positions.

4.	Fair Value Measurements

The Partnership’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 3. The following table presents information about the Partnership’s assets measured at fair value as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets (at fair value) Investment in securities
Common stocks	$23,093,814	$—	$—	$23,093,814
Total investment in securities	$23,093,814	$—	$—	$23,093,814

During the year ended December 31, 2023, and as of December 31, 2022 and 2023, there were no Level 2 or 3 investments.

5.	Due from Broker

Due from broker may include uninvested cash on deposit with the Partnership’s prime broker and amounts receivable from or payable to the prime broker for securities transactions that have not settled. As of December 31, 2023, the due from broker included only cash.

6.	Concentration of Credit Risk

In the normal course of business, the Partnership maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Partnership is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The General Partner monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

10

The Nightview Capital Fund, LP - Series B
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

7.	Related Party Transaction

Management Fee – The Investment Manager is entitled to receive a management fee (the “Management Fee”) from each limited partner. Effective from May 1, 2022, the Management Fee is equal to 1.0% (0.25% per quarter) (Prior to May 1, 2022 - 1.5% (0.375% per quarter)), of the closing capital account balance for each quarter for each limited partner that is a “qualified client” as defined by Rule 205-3 under the Advisers Act. The Investment Manager may agree to waive or reduce the Management Fee for certain limited partners. The Partnership incurred Management Fees of $267,235 for the year ended December 31, 2023. The aggregate value of the affiliated limited partner’s share of partner’s capital at December 31, 2023 is $540,229.

Performance Allocation – The General Partner (or its affiliate or delegate) is entitled to receive a performance allocation (the “Performance Allocation”) from each limited partner that is a qualified client. The Performance Allocation with respect to each limited partner will be calculated in an amount equal to ten percent (10%) of the net profit allocated to each limited partner during each calendar year; provided that, such Performance Allocation shall be subject to a loss carry-forward provision, also known as a “high water mark,” so that the Performance Allocation will only be deducted from a limited partner’s capital account to the extent that such limited partner’s allocation of such profit causes its capital account balance, measured on a cumulative basis and net of any losses, to exceed such limited partner’s highest historic capital account balance as of the end of any prior year or, if higher, such limited partner’s capital account immediately following its admission to the Partnership (as adjusted for any withdrawals at a time when a limited partner’s capital account balance is below the applicable “high water mark”). (See “Cumulative Loss Account” in the Partnership Agreement). For a limited partner that effects a partial or complete withdrawal from its capital account on a date other than the last day of a calendar year, the Performance Allocation, if any, in respect of the amount to be withdrawn shall be computed as of the effective withdrawal date applicable to such withdrawal and shall be applied against the withdrawal proceeds payable to such limited partner. Notwithstanding the foregoing, the Performance Allocation will only be assessed against the capital accounts of limited partners that are “qualified clients” as defined by Rule 205-3 under the Advisers Act. For the year ended December 31, 2023, the General Partner did not earn any Performance Allocation.

The General Partner has the exclusive right to waive or reduce the Management Fee and Performance Allocation for any limited partner or to reallocate such amounts among the capital accounts of limited partners that may be affiliated with the General Partner.

8.	Capital Contributions and Withdrawals

In accordance with the Partnership Agreement, new limited partners may be admitted to the Partnership in amounts of not less than $1 million, and existing limited partners may make additional capital contributions in amounts of not less than $250,000, with the consent of the General Partner and subject to its sole and absolute discretion to accept lesser amounts, as of the first day of any calendar month, or at any other time the General Partner chooses to accept such initial or additional contributions. The General Partner may, in its sole discretion, elect to temporarily or permanently suspend the ability of investors to contribute capital to the Partnership.

Subject to the gating provision described below, a limited partner will be generally permitted to make withdrawals from its capital account as of the last day of any calendar month, or such other date as the General Partner may determine in its discretion, provided that, the Partnership receives at least 15 days’ written notice of such withdrawal prior to the applicable withdrawal date, following a 1 year lockup period on initial contributions (except as provided in the Partnership Agreement, the lockup is 2 years for initial contributions received prior to May 1, 2022).

For initial contributions occurring on or after May 1, 2021, the Partnership Agreement limits redemptions to 25% of the limited partner’s capital account immediately before effecting such redemption. Unsatisfied redemptions will remain invested in the Partnership and will be effected at each subsequent redemption date. Accordingly, subject to other limitations and notice requirements as set forth in the Partnership Agreement, a limited partner may redeem 100% of its interest over four consecutive redemption dates.

11

The Nightview Capital Fund, LP - Series B
NOTES TO FINANCIAL STATEMENTS

December 31, 2023

9.	Administrative Fee

NAV Consulting, Inc. serves as the Partnership’s administrator and performs certain administrative and clerical services on behalf of the Partnership.

10.	Indemnification

In the ordinary course of business, the Partnership enters into contracts that contain a variety of indemnifications for which the maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Investment Transactions

For the year ended December 31, 2023, the purchase and sales of investments in securities, excluding long-term U.S. Government and short term securities, were $27,086,713 and $27,329,644, respectively.

12.	Principal Risks

As with any investment fund, the investor is subject to the risk that his or her investment could lose money. The Partnership is subject to the principal risks noted below, any of which may adversely affect net assets, trading price, yield, total return and ability to meet its investment objective.

In the normal course of its business, the Partnership enters into various financial transactions where the risk of potential loss due to market risk, credit risk, liquidity risk, concentration risk and other risks can equal or exceed the related amounts recorded. Market risk represents the potential loss that can be caused by increases or decreases in the fair value of investments resulting from market fluctuations. Credit risk represents the potential loss that would occur if counterparties fail to perform pursuant to the term of their obligations. Liquidity risk is the risk that the Partnership will not be able to raise funds to fulfill its commitments, including inability to sell investments quickly or at close to fair value.

Concentration risk centers on the diversity of the Partnership’s assets. At December 31, 2023, the Partnership was concentrated in industries listed in the Schedule of Investments. At any time, the Partnership’s positions may need to be liquidated on unfavorable terms, resulting in potential losses and decreased diversification to the Partnership.

13.	Tax Information

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on the investments held by the Partnership at December 31, 2023 are estimated with book numbers as wash sales and other adjustments are not tracked in the normal course. Federal Tax Cost was $16,377,909, Gross Unrealized Appreciation was $7,026,310, Gross Unrealized Depreciation was $310,405 and Net Unrealized Appreciation was $6,715,905.

14.	Subsequent Events

The General Partner of the Partnership has evaluated the need for disclosures resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, the General Partner has determined there were no subsequent events to disclose except as noted below.

The Partnership will wind down operations in the coming months upon conclusion of its conversion to an ETF structure. The General Partner expects this to be completed in May of 2024.

For the period from January 1, 2024 through May 16, 2024, capital withdrawals by limited partners totaled $23,325.

12

The Nightview Capital Fund, LP - Series B
Disclosure of Fund Expenses

December 31, 2023

As a partner of the Partnership, you incur an advisory fee and other operational expenses. In addition, the Partnership may pay brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Partnership and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2023 to December 31, 2023) (unless otherwise noted below). The table below illustrates the costs in two ways:

Actual Partnership Return. This section helps you to estimate the actual expenses after fee waivers that your Partnership incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Partnership, and the “Ending Account Value” number is derived from deducting that expense cost from the Partnership’s gross investment return.

You can use this information, together with the actual amount you invested in the Partnership, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Partnership under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Partnership’s costs with those of other Partnerships. It assumes that the Partnership had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Partnership’s comparative cost by comparing the hypothetical result for your Partnership in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - NOT your Partnership’s actual return - the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Annualized Expense Ratios	Expenses Paid During Period(1)
Actual Fund Return	$1,000.00	$1,029.00	1.89%	$9.56
Hypothetical 5% Return	$1,000.00	$1,015.78	1.89%	$9.50

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

Appendix A

CAPITOL SERIES TRUST

4.3 Proxy Voting Policies and Procedures

November 19, 2013

I.	INTRODUCTION

Capitol Series Trust (the “Trust”) is the beneficial owner of its portfolio securities. Accordingly, the Trust’s Board of Trustees (the “Board”), acting on behalf of the Trust and each of its series (each a “Fund” and collectively, the “Funds”), has the right and the fiduciary obligation to vote proxies relating to the Funds’ portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds (these “Policies and Procedures”).

II.	POLICY

A.	DELEGATION TO THE INVESTMENT ADVISER.

1.	The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the investment adviser for the Fund (each an “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

2.	The policy of the Trust is also to adopt the policies and procedures used by the Adviser to a Fund to vote proxies relating to portfolio securities held by its clients, including the Fund (the “Adviser’s Policies and Procedures”).

3.	The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

4.	The Adviser shall be responsible for coordinating the delivery of proxies by a Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

B.	DELEGATION TO SUB-ADVISORS. An Adviser to a Fund may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-Adviser, then the Sub- Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines. As used in these Policies and Procedures, the term “Adviser” includes any and all Sub-Advisers.

III.	FIDUCIARY DUTY

The Adviser of a Fund is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

IV.	PROXY VOTING PROCEDURES

A.	ANNUAL PRESENTATION OF PROXY VOTING POLICIES TO THE BOARD. At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.	ANNUAL PRESENTATION OF PROXY VOTING RECORD TO THE BOARD. At least annually, each Adviser to a Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Trust’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser incurs as investment adviser to that Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.	RESOLUTION OF CONFLICTS OF INTEREST. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser to a Fund, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund, the Adviser shall resolve such conflict in the manner described below.

1.	Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.	Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

b.	Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Funds’ principal underwriters, or an affiliated person of the Adviser or a principal underwriter and one or more Funds and the Adviser notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

V.	REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time.

VI.	ANNUAL FILING OF PROXY VOTING RECORD

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.	PROXY VOTING DISCLOSURES

A.	The Trust shall include in its registration statement:

1.	A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

B.	The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.	A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

2.	A statement that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

Appendix B

Nightview LLC – Proxy Voting Policies and Procedures

Policy

As part of Firm policy, Nightview Capital exercises authority over proxies when authorized to do so. A disclosure regarding this policy is included in Nightview Capital’s Brochure. Nightview Capital will vote proxies in a manner that is consistent with the general antifraud provisions of the Advisers Act and applicable federal and state law.

BACKGROUND

Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC registered investment advisers who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Funds; (2) disclose to Fund Investors how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe summary of its Proxy Voting Policies and Procedures and, upon request, furnish a copy to Fund Investors and (4) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

PROCEDURE

Operational Guidelines

When voting proxies, Nightview Capital will vote such securities for the exclusive benefit and in the best economic interest of the Funds as determined by Nightview Capital in good faith. These voting responsibilities are exercised in accordance with the applicable provisions of the Investment Advisers Act of 1940, as amended, as well as with Nightview Capital’s fiduciary duties under applicable law to act in the best interests of its clients.

On occasion, Nightview Capital may refrain from voting a proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a Client account; (3) the terms of an applicable securities lending agreement prevent Nightview Capital from voting with respect to a loaned security; (4) despite reasonable efforts, Nightview Capital receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Nightview Capital from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the Client or another party.

Though it may not be clear how best to vote a proxy to maximize shareholder value or be able to decide with certainty, these policies are intended to provide guidance so that Nightview Capital acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the Funds’ assets.

Identifying and Addressing Conflicts of Interest

Nightview Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. To ensure that Nightview Capital is aware of the facts necessary to identify conflicts, management of Nightview Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Nightview Capital or any affiliate of Nightview Capital will be considered only to the extent Nightview Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CCO, or his or her designee, Nightview Capital may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Nightview Capital Clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the Client, forwarding the proxies to affected Clients and allowing them to vote their own proxies.

Disclosure Policy

Fund Investors may request a copy of Nightview Capital’s Proxy Procedures and/or information regarding how Nightview Capital voted by contacting the Firm.

B-1

PART C: OTHER INFORMATION

Item 28.	Exhibits
(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”) as filed with the State of Ohio on September 27, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(a)(2)	Amendment No. 1 to Trust Instrument as filed with the State of Ohio on November 13, 2013 (“Amendment No. 1”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(3)	Amendment No. 2 to Trust Instrument as filed with the State of Ohio on December 2, 2013 (“Amendment No. 2”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(4)	Amendment No. 3 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(a)(5)	Amendment No. 4 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(6)	Amendment No. 5 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(7)	Amendment No. 6 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(a)(8)	Amendment No. 7 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(a)(9)	Amendment No. 8 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(a)(10)	Amendment No. 9 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(a)(11)	Amendment No. 10 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(a)(12)	Amendment No. 11 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(a)(13)	Amendment No. 12 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(a)(14)	Amendment No. 13 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(a)(15)	Amendment No. 14 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(a)(16)	Amendment No. 15 (form of) to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(a)(17)	Amendment No. 16 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(a)(18)	Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) dated November 18, 2021 as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(a)(19)	Amendment to Appendix B to Trust Instrument dated February 2, 2022, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(a)(20)	Amendment to Appendix B to Trust Instrument dated March 7, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(a)(21)	Amendment to Appendix B to Trust Instrument dated September 12, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(a)(22)	Amendment to Appendix B to Trust Instrument dated October 19, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(a)(23)	Amendment to Appendix B to Trust Instrument dated December 29, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(b)(1)	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(b)(2)	Amendment No. 1 to By-Laws adopted as of November 18, 2013 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 41 on December 27, 2017.)

(b)(3)	Amendment No. 2 to By-Laws adopted as of June 16, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(c)	Instruments Defining Rights of Shareholders – incorporated by reference to the Trust Instrument, Amendment No. 1, Amendment No. 2, the By-Laws and Amendment No.1 to the By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, and Nightview Capital, LLC on behalf of the Nightview Fund – filed herewith.

(d)(2)	Investment Advisory Agreement between the Registrant, and Oak Harvest Investment Services, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(d)(3)	Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(d)(4)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 31, 2022, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(d)(5)	Investment Advisory Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 27, 2023, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(d)(6)	Investment Advisory Agreement between the Registrant and Canterbury Investment Management, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(d)(7)	Form of Trading Subadvisory Agreement between Nightview Capital, LLC and Exchange Traded Concepts, LLC on behalf of the Nightview Fund – filed herewith.

(d)(8)	Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(d)(9)	Investment Advisory Agreement between the Registrant, on behalf of the Reynders, McVeigh Core Equity Fund and Reynders, McVeigh Capital Management, LLC dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(d)(10)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Alta Capital Management, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(d)(11)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 19, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(d)(12)	Investment Advisory Agreement (form of) between the Registrant, on behalf of the Guardian Dividend Growth Fund and Guardian Capital LP dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(d)(13)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Guardian Capital LP dated [July 1], 2024 – to be filed by amendment.

(d)(14)	Investment Subadvisory Agreement between Guardian Capital LP and Alta Capital Management, LLC, on behalf of the Alta Quality Growth Fund dated [July 1, 2024] – to be filed by amendment.

(d)(15)	[Reserved]

(d)(16)	[Reserved]

(d)(17)	[Reserved]

(d)(18)	[Reserved]

(d)(19)	[Reserved]

(d)(20)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Guardian Fundamental Global Equity Fund, and Alta Capital Management, LLC dated December 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(d)(21)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 9, 2020 and effective January 31, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(d)(22)	Investment Advisory Agreement between the Registrant, on behalf of the Clockwise Capital Innovation ETF, and Clockwise Capital LLC dated December 8, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(d)(23)	Investment Advisory Agreement between the Registrant, on behalf of the Guardian Capital Fundamental Global Equity Fund, and Guardian Capital LP dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(24)	Sub-Advisory Agreement between Guardian Capital LP and GuardCap Asset Management Limited on behalf of the Guardian Capital Fundamental Global Equity Fund dated January 28, 2022 – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(d)(25)	Investment Advisory Agreement between the Registrant, on behalf of the Fairlead Tactical Sector ETF, and Cary Street Partners Asset Management LLC dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(26)	Investment Sub-Advisory Agreement between Cary Street Partners Asset Management LLC and Fairlead Strategies LLC on behalf of the Fairlead Tactical Sector ETF dated March 8, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(d)(27)	Investment Advisory Agreement between the Registrant, on behalf of the Hull Tactical US ETF, and HTAA, LLC dated March 7, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(e)(1)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC dated February 1, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(e)(2)	Distribution Agreement between the Registrant, Oak Harvest Investment Services, LLC and Ultimus Fund Distributors, LLC dated October 19, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(e)(3)	[Reserved]

(e)(4)	[Reserved]

(e)(5)	[Reserved]

(e)(6)	[Reserved]

(e)(7)	[Reserved]

(e)(8)	[Reserved]

(e)(9)	[Reserved]

(e)(10)	[Reserved]

(e)(11)	[Reserved]

(e)(12)	[Reserved]

(e)(13)	[Reserved]

(e)(14)	[Reserved]

(e)(15)	[Reserved]

(e)(16)	Distribution Agreement between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(17)	[Reserved]

(e)(18)	[Reserved]

(e)(19)	[Reserved]

(e)(20)	[Reserved]

(e)(21)	[Reserved]

(e)(22)	[Reserved]

(e)(23)	[Reserved]

(e)(24)	[Reserved]

(e)(25)	Amendment (form of) dated December 12, 2019 to the Distribution Agreement dated February 1, 2019 between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(e)(26)	Distribution Agreement dated December 31, 2019 between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(e)(27)	Amendment No. 1 dated March 6, 2023 to Distribution Agreement between the Registrant, Fuller & Thaler Asset Management, Inc. and Ultimus Fund Distributors, LLC dated December 31, 2019, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(e)(28)	[Reserved]

(e)(29)	Distribution Agreement dated December 31, 2019 between the Registrant, Canterbury Investment Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 100 on August 28, 2020.)

(e)(30)	ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(e)(31)	Amended and Restated Distribution Agreement dated January 28, 2022 between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(e)(32)	Schedule B-2 dated March 8, 2022 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(e)(33)	Schedule B-3 dated March 7, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(e)(34)	Schedule B-5 dated September 12, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Nightview Fund – filed herewith.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)(1)	Custody Agreement between the Registrant and Brown Brothers Harriman & Co., on behalf of the Oak Harvest Long/Short Hedged Equity Fund dated December 1, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(g)(2)	[Reserved]

(g)(3)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(g)(4)	Amendment dated March 6, 2023 to Custody Agreement between the Registrant and the Huntington National Bank dated October 1, 2015 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(g)(5)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(g)(6)	[Reserved]

(g)(7)	Amended Appendix B to the Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(g)(8)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(g)(9)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(g)(10)	Amendment to Appendix B of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(11)	Amendment to Appendix D - Fee Schedule of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(12)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(g)(13)	[Reserved]

(g)(14)	Amendment to Appendix A and Appendix B dated December 12, 2019 of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank, on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(g)(15)	[Reserved]

(g)(16)	Amendment to Custody Agreement between the Registrant and The Huntington National Bank on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund, the Fuller & Thaler Behavioral Mid-Cap Value Fund, the Fuller & Thaler Behavioral Unconstrained Equity Fund, the Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and the Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(g)(17)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(g)(18)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

(g)(19)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(g)(20)	Special Custody and Pledge Agreement between the Registrant on behalf of the Hull Tactical US ETF, Interactive Brokers LLC and Brown Brothers Harriman & Co. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(g)(21)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Nightview Fund – filed herewith.

(h)(1)	Expense Limitation Agreement dated October 19, 2023 between the Registrant and Oak Harvest Investment Services, LLC with respect to the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(2)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund dated January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(3)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Guardian Capital Fundamental Global Equity Fund dated January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(4)	Expense Limitation Agreement between the Registrant and Alta Capital Management LLC with respect to the Alta Quality Growth Fund dated December 8, 2023 and effective January 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(h)(5)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. dated January 29, 2024 with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(h)(6)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(7)	Expense Limitation Agreement between the Registrant and Guardian Capital LP with respect to the Alta Quality Growth Fund dated [July 1,] 2024 – to be filed by amendment.

(h)(8)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund effective May 31, 2024 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 filed on May 30, 2024.)

(h)(9)	[Reserved]

(h)(10)	[Reserved]

(h)(11)	[Reserved]

(h)(12)	[Reserved]

(h)(13)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(14)	[Reserved]

(h)(15)	[Reserved]

(h)(16)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(17)	Amended and Restated Administrative Services Plan on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(18)	[Reserved]

(h)(19)	[Reserved]

(h)(20)	First Amendment dated October 1, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(21)	Letter Agreement dated November 9, 2017 between the Registrant, Ultimus Fund Solutions, LLC and Fuller & Thaler Asset Management, Inc. to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Funds – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(22)	[Reserved]

(h)(23)	Amended and Restated Administrative Services Plan dated December 20, 2017 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(24)	Expense Limitation Agreement effective December 20, 2017 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(25)	Second Amendment dated December 14, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(26)	[Reserved]

(h)(27)	[Reserved]

(h)(28)	[Reserved]

(h)(29)	[Reserved]

(h)(30)	[Reserved]

(h)(31)	[Reserved]

(h)(32)	[Reserved]

(h)(33)	[Reserved]

(h)(34)	Administrative Services Plan dated December 10, 2018 on behalf of the Reynders McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(35)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund effective May 31, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(h)(36)	Amendment dated December 10, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(37)	[Reserved]

(h)(38)	Expense Limitation Agreement between the Registrant and Alta Capital Management, LLC with respect to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(39)	Amendment dated December 18, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(40)	[Reserved]

(h)(41)	Amended and Restated Administrative Services Plan dated December 18, 2018 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(42)	Expense Limitation Agreement effective December 19, 2018 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(43)	Amendment dated December 19, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(44)	[Reserved]

(h)(45)	[Reserved]

(h)(46)	[Reserved]

(h)(47)	[Reserved]

(h)(48)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(49)	[Reserved]

(h)(50)	[Reserved]

(h)(51)	[Reserved]

(h)(52)	[Reserved]

(h)(53)	[Reserved]

(h)(54)	[Reserved]

(h)(55)	[Reserved]

(h)(56)	Amendment dated December 12, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(57)	[Reserved]

(h)(58)	SEC Jurisdictional Documents – Representations of Alta Capital Management, LLC and GuardCap Asset Management Limited dated March 18, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(59)	Participating Affiliate Memorandum of Understanding between and among Alta Capital Management, LLC, Guardian Capital LP and GuardCap Asset Management Limited dated November 27, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(60)	[Reserved]

(h)(61)	[Reserved]

(h)(62)	[Reserved]

(h)(63)	[Reserved]

(h)(64)	[Reserved]

(h)(65)	[Reserved]

(h)(66)	[Reserved]

(h)(67)	[Reserved]

(h)(68)	[Reserved]

(h)(69)	[Reserved]

(h)(70)	[Reserved]

(h)(71)	Expense Limitation Agreement dated December 12, 2019, and effective February 1, 2020 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(72)	Participating Fund Agreement (form of) between the Registrant and ReFlow Fund, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 94 on January 28, 2020.)

(h)(73)	Participating Fund Agreement between the Registrant and ReFlow Fund, LLC dated February 6, 2020, as amended January 4, 2024, on behalf of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap Growth Fund, FullerThaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral Unconstrained Equity Fund, FullerThaler Behavioral Micro-Cap Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(h)(74)	[Reserved]

(h)(75)	[Reserved]

(h)(76)	Fourteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(77)	[Reserved]

(h)(78)	Sixteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(79)	Seventeenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(80)	Eighteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund and Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(81)	Nineteenth Amendment dated January 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 99 on August 28, 2020.)

(h)(82)	[Reserved]

(h)(83)	[Reserved]

(h)(84)	[Reserved]

(h)(85)	[Reserved]

(h)(86)	Twenty-first Amendment dated October 1, 2020 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(87)	Expense Limitation Agreement effective January 31, 2021 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(h)(88)	Securities Lending Agency Agreement between the Registrant and BMO Harris Bank, N.A. on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(89)	[Reserved]

(h)(90)	[Reserved]

(h)(91)	[Reserved]

(h)(92)	Twenty-second Amendment dated March 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund and the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 112 on May 28, 2021.)

(h)(93)	[Reserved]

(h)(94)	Expense Limitation Agreement dated August 31, 2021 between the Registrant and Guardian Capital LP with respect to the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(h)(95)	Consulting Agreement for compliance services dated December 8, 2021 between the Registrant and Northern Lights Compliance Services, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(96)	ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(97)	Form of Authorized Participant Agreement between the Registrant, Northern Lights Distributors, LLC and a participant – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(h)(98)	[Reserved]

(h)(99)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(100)	Expense Limitation Agreement dated January 8, 2021 and effective January 31, 2022 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(101)	Twenty-third Amendment dated December 18, 2021 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(h)(102)	Assignment of Securities Lending Agency Agreement among the Registrant, BMO Harris Bank N.A. and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(103)	Expense Limitation Agreement dated January 28, 2022 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 124 on January 28, 2022.)

(h)(104)	Fund Accounting Fee Letter and Fund Administration Fee Letter dated March 8, 2022 to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(h)(105)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Nightview Fund – filed herewith.

(h)(106)	IntraFi Deposit Placement Agreement and Custodial Agreement between the Registrant and TriState Capital Bank dated October 31, 2023, on behalf of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap Growth Fund, FullerThaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral Unconstrained Equity Fund, FullerThaler Behavioral Micro-Cap Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(h)(107)	[Reserved]

(h)(108)	[Reserved]

(h)(109)	Amended and Restated Consulting Agreement for compliance services dated September 14, 2022 between the Registrant and Northern Lights Compliance Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

(h)(110)	Expense Limitation Agreement dated December 8, 2022 and effective January 31, 2023 between the Registrant and Alta Capital Management, LLC on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(111)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(112)	Expense Limitation Agreement dated January 31, 2023 between the Registrant and Guardian Capital LP on behalf of the Guardian Capital Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(h)(113)	Amended and Restated Administrative Services Plan dated January 25, 2023 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 132 on January 30, 2023).

(h)(114)	Expense Limitation Agreement dated January 27, 2023 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 132 on January 30, 2023).

(h)(115)	Manager Shareholder Services Agreement dated March 7, 2023 between the Trust and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 135 on May 30, 2023.)

(h)(116)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(117)	Derivatives Risk Management Program Support Services Addendum to the ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated December 8, 2021 on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(118)	Amendment No. 1 dated March 6, 2023 to the Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated September 14, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(h)(119)	Amendment No. 2 to the Amended and Restated Compliance Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated September 12, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(120)	Amended Schedule A-1 dated October 19, 2023 to the Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated December 8, 2021 on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(121)	Amendment No. 24 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(122)	Amendment No. 25 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(123)	Amendment No. 26 dated July 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(124)	Amendment No. 27 dated September 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(125)	Amendment No. 28 dated October 2, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(126)	Amendment No. 29 dated October 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(127)	Amendment No. 30 dated October 1, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 143 on October 2, 2023.)

(h)(128)	Amendment No. 31 dated October 19, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(129)	Derivatives Risk Management Program Support Services Addendum with Amended Schedule A dated October 19, 2023 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(h)(130)	Tailored Shareholder Report Services Addendum dated February 27, 2024 to the Master Services Agreement between Ultimus Fund Solutions, LLC and the Registrant dated December 21, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 filed on May 30, 2024.)

(h)(131)	Tailored Shareholder Report Services Addendum dated February 27, 2024 to the ETF Master Services Agreement between Ultimus Fund Solutions, LLC and the Registrant dated December 8, 2021 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 filed on May 30, 2024.)

(h)(132)	Amendment No. 32 dated February 9, 2024 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap Growth Fund, Fuller Thaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral Unconstrained Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund, FullerThaler Behavioral Micro-Cap Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 filed on May 30, 2024.)

(i)(1)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(i)(2)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(i)(3)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(i)(4)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(i)(5)	Opinion of counsel as to the legality of the securities registered with regard to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(i)(6)	Opinion of counsel as to the legality of the securities registered with regard to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(i)(7)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(i)(8)	Opinion of counsel as to the legality of the securities registered with regard to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(i)(9)	Opinion of counsel as to the legality of the securities registered with regard to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(i)(10)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(i)(11)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Dividend Growth Fund - (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(i)(12)	Opinion of counsel as to the legality of the securities registered with regard to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(i)(13)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(i)(14)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(i)(15)	Opinion of counsel as to the legality of the securities registered with regard to the Clockwise Capital Innovation ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(i)(16)	Opinion of counsel as to the legality of the securities registered with regard to the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(i)(17)	Opinion of counsel as to the legality of the securities registered with regard to the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(i)(18)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 139 on August 14, 2023.)

(i)(19)	Opinion of counsel as to the legality of the securities registered with regard to the Oak Harvest Long/Short Hedged Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(i)(20)	Opinion of counsel as to the legality of the securities registered with regard to the Nightview Fund – to be filed by amendment.

(j)(1)	Consent of EisnerAmper LLP, Independent Registered Public Accounting Firm, for inclusion of the financial report of the Nightview Capital Fund, LP – Series B (formerly known as The Worm Capital Fund, LP – Series B) – filed herewith.

(j)(2)	Consent of independent registered public accounting firm for the Nightview Fund – to be filed by amendment.

(j)(3)	Consent of Adviser Compliance Associates, LLC – filed herewith.

(j)(4)	Consent of Ashland Partners & Company, LLP – filed herewith.

(j)(5)	Consent of independent registered public accounting firm with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 filed on May 30, 2024.)

(j)(6)	Consent of independent registered public accounting firm with respect to the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 157 filed on May 30, 2024.)

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(1)	[Reserved]

(m)(2)	[Reserved]

(m)(3)	Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(m)(4)	[Reserved]

(m)(5)	[Reserved]

(m)(6)	[Reserved]

(m)(7)	Amended and Restated Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(8)	[Reserved]

(m)(9)	Rule 12b-1 Plan for Investor Shares of Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(m)(10)	Restated Rule 12b-1 Plan for Investor Shares of Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(m)(11)	Restated Rule 12b-1 Plan dated December 20, 2017 for Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(m)(12)	Restated Rule 12b-1 Plan dated December 18, 2018 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(m)(13)	Restated Rule 12b-1 Plan dated December 9, 2020 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 108 on January 29, 2021.)

(m)(14)	Distribution and Service Plan dated March 7, 2023 on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(m)(15)	Restated Plan of Distribution Pursuant to Rule 12b-1 dated December 9, 2020, as amended December 8, 2022 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund and for A Shares and C Shares of the Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(n)(1)	[Reserved]

(n)(2)	[Reserved]

(n)(3)	Rule 18f-3 Plan for Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(n)(4)	[Reserved]

(n)(5)	Rule 18f-3 Plan for Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(n)(6)	Amended and Restated Rule 18f-3 Plan for Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(n)(7)	Amended and Restated Rule 18f-3 Plan dated December 20, 2017 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(n)(8)	Amended and Restated Rule 18f-3 Plan dated December 18, 2018 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(n)(9)	Amended and Restated Rule 18f-3 Plan dated October 2, 2023 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Behavioral Mid-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(2)	Code of Ethics of Nightview Capital LLC – to be filed by amendment.

(p)(3)	Code of Ethics of Oak Harvest Investment Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(p)(4)	[Reserved]

(p)(5)	Code of Ethics of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 138 on June 29, 2023)

(p)(6)	Code of Ethics of Ultimus Fund Solutions, LLC, Ultimus Fund Distributors, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC – (Exhibit incorporated hereby by reference as filed to Registrant’s Post-Effective Amendment No. 142 on September 26, 2023).

(p)(7)	Code of Ethics of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 156 on May 30, 2024).

(p)(8)	Code of Ethics of Alta Capital Management, LLC as amended October 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(p)(9)	Code of Ethics of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(p)(10)	[Reserved]

(p)(11)	[Reserved]

(p)(12)	Code of Ethics of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 115 on August 27, 2021).

(p)(13)	[Reserved]

(p)(14)	[Reserved]

(p)(15)	[Reserved]

(p)(16)	[Reserved]

(p)(17)	[Reserved]

(p)(18)	[Reserved]

(p)(19)	[Reserved]

(p)(20)	Code of Ethics of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 123 on January 28, 2022.)

(p)(21)	Code of Ethics of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(p)(22)	Code of Ethics of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

(p)(23)	Code of Ethics of Fairlead Strategies, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 157 on May 30, 2024.)

(p)(24)	Code of Ethics of HTAA, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(q)(1)	Proxy Voting Policy and Procedures for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(q)(2)	Proxy Voting Policy and Procedures of Nightview Capital, LLC – to be filed by amendment.

(q)(3)	Proxy Voting Policy and Procedures of Oak Harvest Investment Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 145 on December 15, 2023.)

(q)(4)	Proxy Voting Policy and Procedures of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 149 on January 29, 2024.)

(q)(5)	[Reserved]

(q)(6)	Proxy Voting Policy and Procedures of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 114 on August 27, 2021.)

(q)(7)	[Reserved]

(q)(8)	Proxy Voting Policy and Procedures of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 136 on May 31, 2023).

(q)(9)	Proxy Voting Policy and Procedures of Alta Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(q)(10)	Proxy Voting Policy and Procedures of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 131 on January 27, 2023).

(q)(11)	[Reserved]

(q)(12)	[Reserved]

(q)(13)	[Reserved]

(q)(14)	[Reserved]

(q)(15)	[Reserved]

(q)(16)	[Reserved]

(q)(17)	Proxy Voting Policy and Procedures of Clockwise Capital LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

(q)(18)	Proxy Voting Policy and Procedures of Cary Street Partners Asset Management LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 137 on May 31, 2023).

(q)(19)	Reserved.

(q)(20)	Proxy Voting Policy and Procedures of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 148 filed on January 26, 2024.)

(q)(21)	Proxy Voting Policy and Procedures of HTAA, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 151 filed on February 27, 2024.)

(r)(1)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(r)(2)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(r)(3)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm and Mary Madick Morrow – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(r)(4)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(r)(5)	Powers of Attorney for David James, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated by reference as filed to Registrant’s Post-Effective Amendment No. 111 on March 29, 2021.)

Item 29. Persons Controlled by or under Common Control with the Funds

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

(k)	Article VI, Section 6.4 of the Agreement and Declaration of Trust of the Registrant, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Agreement and Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

(b) Section 7 of the Investment Advisory Agreement between the Registrant and each Adviser, on behalf of the Nightview Fund, provides that:

The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

Sections 4.3 through 4.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Trust Indemnification. The Trust will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Funds or their shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

The Trust shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement (“disabling conduct”) or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Trustees who are neither “interested persons” of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or in a written opinion by an independent legal counsel retained by the Trust.

The Trust shall advance attorneys’ fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and (ii) provide security for such undertaking, or the Trust shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

Distributor’s Indemnification. The Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or the willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any of its several officers and Trustees by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

General Indemnity Provisions. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

(d) Sections 11.3 through 11.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Notwithstanding the foregoing provisions, the Trust, a Fund, or the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A.

Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

Dealer Agreement Indemnification. Distributor acknowledges and agrees that certain dealers require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings, and indemnification that are not included in the Distributor’s standard dealer agreement (the “Standard Dealer Agreement”).

To the extent that Distributor is requested or required by the Trust to enter into any Non-Standard Dealer Agreement, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by the Distributor in any Non-Standard Dealer Agreement to the extent that the Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification the Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

 The provisions of this Section 11 shall survive termination of this Agreement.

Sections 6 and 7 of the ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC provide that:

Indemnification of Distributor

(a)            The Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

(b)            In no case (i) is the indemnity of the Trust to be deemed to protect the Distributor or any other person against any liability to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement (“Disqualifying Conduct”) by such party, or (ii) is the Trust to be liable to the Distributor under the indemnity agreement contained in this Section 6 with respect to any claim made against the Distributor or any person indemnified unless the Distributor or other person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)            The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

(d)            The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of Shares or Creation Units.

Indemnification of Trust

(a)            The Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

(b)            In no case (i) is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of Disqualifying Conduct by such party, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section 7 with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon any person (or after the Trust or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

(c)            The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim subject to this indemnity provision, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by the Distributor and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

(d)            The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers in connection with the sale of Shares or Creation Units.

Item 31. Business and other Connections of the Investment Advisers

Each Adviser to the Registrant is registered under the Investment Advisers Act of 1940. The current Uniform Application for Investment Adviser Registration (“Form ADV”) filed with the SEC by each Adviser is incorporated by reference in response to this item. A list of each Adviser’s File No. and CRD No. is below. The current Form ADV may be accessed through the SEC’s website at https://www.adviserinfo.sec.gov/.

Adviser	File No.	CRD No.
Fuller & Thaler Asset Management, Inc.	801-43915	107033
Canterbury Investment Management, LLC	801-61876	125680
Reynders, McVeigh Capital Management, LLC	801-64812	137342
Alta Capital Management, LLC	801-50778	106786
Guardian Capital LP	801-56081	105078
GuardCap Asset Management Limited	801-113537	297056
Clockwise Capital LLC	801-123024	175233
Cary Street Partners Asset Management LLC	801-110994	289178
Fairlead Strategies, LLC	801-122857	297384
HTAA, LLC	801-79752	171391
Worm Capital, LLC d/b/a Nightview Capital, LLC	801-108127	284183
Oak Harvest Investment Services, LLC	801-116667	173293

Item 32. Principal Underwriter

(a)	Ultimus Fund Distributors, LLC and Northern Lights Distributor, LLC each serve as a principal underwriter of the Registrant.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 acts as the principal underwriter for the following other open-end investment companies:

Bruce Fund, Inc.

CM Advisors Family of Funds

Caldwell Orkin Funds, Inc.

Cantor Select Portfolios Trust

Cantor Fitzgerald Sustainable Infrastructure Fund

Capitol Series Trust

Centaur Mutual Funds Trust

Chesapeake Investment Trust

Commonwealth International Series Trust

Conestoga Funds

Connors Funds

Cross Shore Discovery Fund

Dynamic Alternatives Fund

Eubel Brady & Suttman Mutual Fund Trust

Fairway Private Equity & Venture Capital Opportunities Fund

Flat Rock Enhanced Income Fund

F/m Funds Trust

HC Capital Trust

Hussman Investment Trust

James Advantage Funds

James Alpha Funds Trust

Lind Capital Partners Municipal Credit Income Fund

MSS Series Trust

Oak Associates Funds

One Fund Trust

Papp Investment Trust

Peachtree Alternative Strategies Fund

Rocky Mountain Opportunity Trust

Schwartz Investment Trust

Segall Bryant & Hamill Trust

The Cutler Trust

The Investment House Funds

Williamsburg Investment Trust

Ultimus Managers Trust

Unified Series Trust

Valued Advisers Trust

VELA Funds

Volumetric Fund

Waycross Independent Trust

Yorktown Funds

Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, also acts as the principal underwriter for the following other open-end investment companies: Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Copeland Trust, DGI Investment Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, PREDEX, Princeton Everest Fund, Segall Bryant & Hamill Trust (ETF), The Saratoga Advantage Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Zacks Trust, Ultimus Manager’s Trust (ETF), Capitol Series Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The following list sets forth the directors and executive officers of Ultimus Fund Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Financial Operations Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The following list sets forth the directors and executive officers of Northern Lights Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Treasurer, FINOP, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
David James	Manager	None
Melvin Van Cleave	Chief Information Security Officer	None
Bill Strait	Secretary, General Counsel and Manager	None

(c)	Not applicable

Item 33. Location of Accounts and Records

(1)	Ultimus Fund Solutions, LLC maintains all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules (“Records”) which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(2)	The Huntington National Bank maintains all Records relating to the custodial services it provides to the Registrant. The Huntington National Bank is located at 41 S. High Street, Columbus, Ohio 43215.

(3)	Fuller & Thaler Asset Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Fuller & Thaler Asset Management, Inc. is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

(4)	Canterbury Investment Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Canterbury Investment Management, LLC is located at 23 East Cedar Street, Zionsville, Indiana 46077.

(5)	Reynders, McVeigh Capital Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Reynders, McVeigh Capital Management, LLC is located at 121 High Street, 4th Floor, Boston, MA 02110.

(6)	Alta Capital Management, LLC maintains all Records relating to the advisory and/or subadvisory services it provides to the Registrant. Alta Capital Management, LLC is located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121.

(7)	Ultimus Fund Distributors, LLC maintains all Records relating to the distribution services it provides to the Registrant. Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(8)	Guardian Capital LP maintains all Records relating to the advisory services it provides to the Registrant. Guardian Capital LP is located at Commerce Court West, 199 Bay Street, Suite 2700, P.O. Box 201, Toronto, Ontario M5L 1E8.

(9)	GuardCap Asset Management Limited maintains all records relating to the subadvisory services it provides to the Registrant. GuardCap Asset Management Limited is located at 6th Floor, 11 Charles II Street, St. James’s, London SW1Y 4NS.

(10)	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, maintains records relating to the custodial and transfer agent services it provides to the Registrant.

(11)	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the distribution services it provides to the Registrant.

(12)	Clockwise Capital LLC, 1395 Brickell Avenue, Unit 800, Miami, Florida 33131, maintains all records relating to the advisory services it provides to the Registrant.

(13)	Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the compliance services it provides to the Registrant.

(14)	Cary Street Partners Asset Management LLC, 901 East Byrd Street, Suite 1001, Richmond, VA 23219, maintains records relating to the advisory services it provides to the Registrant.

(15)	Fairlead Strategies LLC, 19 East Elm Street, 2nd Floor, Greenwich, CT 06830, maintains records relating to the subadvisory services it provides to the Registrant.

(16)	HTAA, LLC, 141 W. Jackson Blvd., Suite 1650, Chicago, IL 60604, maintains records relating to the advisory services it provides to the Registrant.

(17)	Worm Capital, LLC, d/b/a/ Nightview Capital, LLC, 809 S. Lamar Blvd., #326, Austin, TX 78704, maintains records relating to the advisory services it provides to the Registrant.

(18)	Oak Harvest Investment Services, LLC, 920 Memorial City Way, Suite 150, Houston, TX 77024, maintains records relating to the advisory services it provides to the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (File No. 333-191495) and the Investment Company Act of 1940 (File No. 811-22895), the Registrant, Capitol Series Trust, has duly caused this Post-Effective Amendment No. 158 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio, on the 31st day of May, 2024.

Capitol Series Trust
(Registrant)

/s/ Tiffany R. Franklin
Tiffany R. Franklin
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 158 to the Registration Statement has been signed below by the following persons in the capacities and on the 31st day of May, 2024:

Signature	Title

*	Trustee and Chair
Walter B. Grimm

*	Trustee
Mary Madick

*	Trustee
Lori Kaiser

*	Trustee
Janet S. Meeks

/s/ Matthew J. Miller	President and Chief Executive Officer
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer/Chief Financial Officer and Principal Accounting Officer
Zachary P. Richmond

/s/ Tiffany R. Franklin
* By: Tiffany R. Franklin
Power of Attorney

Exhibits

(d)(1)	Investment Advisory Agreement between the Registrant, and Nightview Capital, LLC on behalf of the Nightview Fund

(d)(7)	Form of Trading Subadvisory Agreement between Nightview Capital, LLC and Exchange Traded Concepts, LLC on behalf of the Nightview Fund

(e)(34)	Schedule B-5 dated September 12, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Nightview Fund

(g)(21)	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Nightview Fund

(h)(105)	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Nightview Fund

(j)(1)	Consent of EisnerAmper LLP, independent registered public accounting firm, for inclusion of the financial report of the Nightview Capital Fund, LP – Series B (formerly known as The Worm Capital Fund, LP – Series B)

(j)(3)	Consent of Adviser Compliance Associates, LLC

(j)(4)	Consent of Ashland Partners & Company, LLP